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                                                                     Exhibit 4.3


                    WESTPAC SECURITIES ADMINISTRATION LIMITED

                                  (as Trustee)

                  WESTPAC SECURITISATION MANAGEMENT PTY LIMITED

                               (the Trust Manager)

                                       and

                    MORGAN GUARANTY TRUST COMPANY OF NEW YORK

                                 (Note Trustee)

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                                 NOTE TRUST DEED
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                            (C)Allen Allen & Hemsley
                                     Sydney
                              Ref: AEJ 1279390 CTB
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                                TABLE OF CONTENTS
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1.    DEFINITIONS AND INTERPRETATION ...................................... 1

      1.1    Definitions and Interpretation ............................... 1
      1.2    Definitions in Master Trust Deed, Series Notice and
          Conditions ...................................................... 3
      1.3    Incorporation by reference ................................... 4
      1.4    Interpretation ............................................... 4
      1.5    Determination, statement and certificate sufficient
          evidence ........................................................ 4
      1.6    Document or agreement ........................................ 4
      1.7    Transaction Document ......................................... 5
      1.8    Trustee as trustee ........................................... 5
      1.9    Obligations of the Trustee ................................... 5

2.    PAYMENTS ON OFFSHORE NOTES .......................................... 5

      2.1    Principal amount ............................................. 5
      2.2    Covenant to repay ............................................ 5
      2.3    Deemed payment ............................................... 6
      2.4    Following Event of Default ................................... 6
      2.5    Requirements of Paying Agent ................................. 7
      2.6    Certification ................................................ 7
      2.7    Determinations ............................................... 7

3.    FORM OF, ISSUE OF AND DUTIES AND TAXES ON, OFFSHORE NOTES ........... 8

      3.1    Issue of Book-Entry Notes .................................... 8
      3.2    Form of Book-Entry Notes ..................................... 8
      3.3    Definitive Notes ............................................. 9
      3.4    Stamp and Other Taxes ....................................... 10
      3.5    Indemnity for non-issue ..................................... 10
      3.6    Note Register and Note Registrar ............................ 10

4.    COVENANT OF COMPLIANCE ............................................. 11

5.    CANCELLATION OF OFFSHORE NOTES ..................................... 12

      5.1    Cancellation ................................................ 12
      5.2    Records ..................................................... 12

6.    ENFORCEMENT ........................................................ 12

      6.1    Actions following Event of Default .......................... 12
      6.2    Evidence of default ......................................... 12
      6.3    Overdue interest ............................................ 13
      6.4    Restrictions on enforcement ................................. 13

7.    PROCEEDINGS ........................................................ 14

      7.1    Acting only on direction .................................... 14
      7.2    Security Trustee acting ..................................... 14
      7.3    Note Trustee alone entitled to act .......................... 14

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                                                                     Page (ii)
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      7.4    Available amounts ........................................... 15
      7.5    Conflict of interests ....................................... 15

8.    NOTICE OF PAYMENT .................................................. 15

9.    INVESTMENT BY NOTE TRUSTEE ......................................... 15

10.   PARTIAL PAYMENTS ................................................... 16

11.   COVENANTS BY THE TRUSTEE AND TRUST MANAGER ......................... 16

      11.1   Covenants by the Trustee and Trust Manager .................. 16

12.   REMUNERATION OF NOTE TRUSTEE ....................................... 18

      12.1   Fee ......................................................... 18
      12.2   Additional Remuneration ..................................... 19
      12.3   Costs, expenses ............................................. 19
      12.4   Overdue rate ................................................ 19
      12.5   Continuing obligation ....................................... 19

13.   NOTE TRUSTEE ....................................................... 19

      13.1   Preferential Collection of Claims Against Trustee ........... 19
      13.2   Duties of Note Trustee ...................................... 19
      13.3   Notice of Defaults .......................................... 20
      13.4   Rights of Note Trustee ...................................... 20

14.   NOTE TRUSTEE'S LIABILITY ........................................... 26

15.   DELEGATION BY NOTE TRUSTEE ......................................... 27

16.   EMPLOYMENT OF AGENT BY NOTE TRUSTEE ................................ 27

17.   NOTE TRUSTEE CONTRACTING WITH TRUSTEE .............................. 27

18.   WAIVER ............................................................. 28

19.   AMENDMENT .......................................................... 28

      19.1   Approval .................................................... 28
      19.2   Resolution of Offshore Noteholders .......................... 29
      19.3   Distribution of amendments .................................. 29
      19.4   Conformity with TIA ......................................... 29

20.   OFFSHORE NOTEHOLDERS ............................................... 29

      20.1   Absolute Owner .............................................. 29
      20.2   Clearing Agency Certificate ................................. 30

21.   CURRENCY INDEMNITY ................................................. 30

22.   NEW NOTE TRUSTEES .................................................. 31

      22.1   Appointment by Trustee ...................................... 31
      22.2   Appointment by Note Trustee ................................. 31
      22.3   Notice ...................................................... 32

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23.   NOTE TRUSTEE'S RETIREMENT AND REMOVAL .............................. 32

      23.1   Removal by Trustee .......................................... 32
      23.2   Removal by Offshore Noteholders ............................. 33
      23.3   Resignation ................................................. 33
      23.4   Rating Agencies approval .................................... 33
      23.5   Trust Corporation ........................................... 33
      23.6   Successor to Note Trustee ................................... 33
      23.7   Eligibility; Disqualification ............................... 34

24.   NOTE TRUSTEE'S POWERS ADDITIONAL ................................... 34

25.   SEVERABILITY OF PROVISIONS ......................................... 34

26.   NOTICES ............................................................ 34

      26.1   General ..................................................... 34
      26.2   Details ..................................................... 35

27.   GOVERNING LAW AND JURISDICTION ..................................... 36

28.   COUNTERPARTS ....................................................... 36

29.   LIMITED RECOURSE ................................................... 36

      29.1   General ..................................................... 36
      29.2   Liability of Trustee limited to its right to indemnity ...... 36
      29.3   Unrestricted remedies ....................................... 37
      29.4   Restricted remedies ......................................... 38

30.   SUCCESSOR TRUSTEE .................................................. 38

31.   OFFSHORE NOTEHOLDERS' LISTS AND REPORTS ............................ 38

      31.1   Provision of information .................................... 38
      31.2   Preservation of Information; Communications to Offshore
             Noteholders ................................................. 39
      31.3   Reports by Note Trustee ..................................... 39
      31.4   Notices to Offshore Noteholders; Waiver ..................... 39
      31.5   Reports by Trustee .......................................... 40

32.   TRUST INDENTURE ACT - MISCELLANEOUS ................................ 40

      32.1   Compliance Certificates and Opinions, etc ................... 40
      32.2   Undertaking for Costs ....................................... 41
      32.3   Exclusion of section 316 .................................... 42
      32.4   Unconditional Rights of Offshore Noteholders to Receive
             Principal and Interest ...................................... 42
      32.5   Conflict with Trust Indenture Act ........................... 42

33.   CONSENT OF OFFSHORE NOTEHOLDERS .................................... 43

      33.1   General ..................................................... 43
      33.2   Special Written Approvals ................................... 43
      33.3   Requirement for writing ..................................... 44

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                             CROSS REFERENCE TABLE(1)

Trust Indenture Act Section                      Clause

310   (a)(1)                                     23.6
                                                 23.1(d)
      (a)(2)                                     23.6
      (a)(3)                                     22.2(b)
      (a)(4)                                     NA(2)
      (a)(5)                                     23.6
      (b)                                        23.6, 23.1
      (c)                                        NA

311   (a)                                        13.1
      (b)                                        13.1
      (c)                                        NA

312   (a)                                        31.1,31.2(a)
      (b)                                        31.2(b)
      (c)                                        31.2(c)

313   (a)                                        31.3
      (b)(1)                                     31.3
      (b)(2)                                     NA
      (c)                                        31.4
      (d)                                        31.3

314   (a)(1)                                     31.5
      (a)(2)                                     31.5
      (a)(3)                                     31.5
      (a)(4)                                     11.1(i)
      (b)                                        11.1(j)
      (c)                                        32.1(a)
      (d)                                        32.1(b)
      (e)                                        32.1(c)
      (f)                                        32.1(a)

315   (a)                                        13.2(b)
      (b)                                        13.3
      (c)                                        13.2(a)
      (d)                                        13.2(c), (d)
      (e)                                        32.2

316   (a)(1)                                     32.3
      (a)(2)                                     NA
      (b)                                        32.4

317   (a)(1)                                     6.1
      (a)(2)                                     2.5
      (b)                                        NA

318   (a)                                        32.5

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Notes:

1. This Cross Reference Table shall not, for any purpose, be deemed to be part of this deed.
2.    NA means not applicable.

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                                NOTE TRUST DEED
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DEED dated                                         1998 between:

1. WESTPAC SECURITIES ADMINISTRATION LIMITED (ACN 000 049 472) incorporated in New South Wales of Level 10, 130 Pitt Street, Sydney in its capacity as trustee of the Series 1998-1G WST Trust (the Trustee);

2. WESTPAC SECURITISATION MANAGEMENT PTY LIMITED (ACN 081 709 211) incorporated in the Australian Capital Territory of Level 4, 60 Martin Place, Sydney as trust manager in relation to the Series 1998-1G WST Trust (the Trust Manager); and

3. MORGAN GUARANTY TRUST COMPANY OF NEW YORK acting through its office at 60 Victoria Embankment, London EC4Y OJP (Note Trustee), which expression shall, wherever the context requires, include any other person or company for the time being a trustee under this deed or trustees of this deed).

RECITALS

A. The Trustee has resolved at the direction of the Trust Manager to issue US$[*] of mortgage backed floating rate notes due [ ] comprising US$[*] Class A Notes and US$[*] Class B Notes, those Offshore Notes to be constituted and secured in the manner provided in this deed and the other Transaction Documents.

B. The Note Trustee has agreed to act as trustee for the Offshore Noteholders under this deed.

IT IS AGREED as follows:

1.    DEFINITIONS AND INTERPRETATION

1.1   Definitions and Interpretation

      The following definitions apply unless the context requires otherwise.

      Clearing Agency Participant means a broker, dealer, bank, other financial institution or other person for whom from time to time a Clearing Agency effects book-entry transfers and pledges of securities deposited with the Clearing Agency.

      Conditions means:

      (a)   in respect of a Class A Note, the Class A Conditions;

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      (b)   in respect of a Class B Note, the Class B Conditions; and

      (c) where no Class is specified, the applicable Conditions for the relevant Notes,

      and any reference in this deed to a particular numbered Condition shall be construed accordingly.

      Corporate Trust Office means the principal office of the Note Trustee at which at any particular time its corporate trust business is administered which at the date of the execution of this deed is 60 Victoria Embankment, London EC4Y OJP or at such other address as the Note Trustee and the Offshore Noteholders may designate by notice to the Trust Manager or the principal corporate trust office of any successor Note Trustee.

      Event of Default means, in respect of a Offshore Note, any of the events described in the relevant Condition 9.

      Exchange Act means the Securities Exchange Act 1934 of the United States of America, as amended.

      Independent means, in relation to a person, that the person:

      (a) is independent of the Trustee, the Trust Manager, the Servicer, any Approved Seller and any of their Associates;

      (b) does not have any direct financial interest or any material indirect financial interest (other than less than 5% of the outstanding amount of any publicly traded security) in any person referred to in paragraph (a); and

      (c) is not an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions of any person referred to in paragraph (a).

      Independent Certificate means, in relation to any person, a certificate or opinion from that person where that person must be Independent, which opinion or certificate states that the signer has read the definition of Independent in this deed and that the signer is Independent within the meaning of that definition.

      Issuer Order and Issuer Request means a written order or request signed in the name of the Trustee by any one of its Authorised Signatories and delivered to the Note Trustee.

      Master Trust Deed means the Master Trust Deed dated 14 February 1997 between the Trustee and the Trust Manager.

      Note Depository Agreement means the agreement among Trustee, Note Trustee and The Depository Trust Company, as the initial Clearing Agency, dated as of the Closing Date, relating to the Offshore Notes, as the same may be amended or supplemented from time to time.

      Noteholders Report means the report to be delivered by the Trust Manager, on behalf of the Trustee, in accordance with clause 11.1(1) containing the information set out in Schedule 2.

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      Officer's Certificate means a certificate signed by any Authorised
      Signatory of the Trustee or the Trust Manager on behalf of the Trustee, under the circumstances described in, and otherwise complying with, the applicable requirements of section 314 of the TIA.

      Offshore Note Owner means, with respect to a Book-Entry Note, the person who is the owner of such Book-Entry Note, as reflected on the books of the Clearing Agency, or on the books of a person maintaining an account with such Clearing Agency (directly as a Clearing Agency Participant or as an indirect participant, in each case in accordance with the rules of such Clearing Agency).

      Opinion of Counsel means one or more written opinions of legal counsel who may, except as otherwise expressly provided in this deed, be employees of or counsel to the Trustee or the Trust Manager on behalf of the Trustee and who shall be satisfactory to the Trustee or the Note Trustee, as applicable, and which opinion or opinions shall be addressed to the Trustee or the Note Trustee, as applicable, and shall be in form and substance satisfactory to the Trustee and the Note Trustee, as applicable.

      Paying Agent means any institution, including where the context permits the Principal Paying Agent at its office (for so long as required for interest under the Offshore Notes to be exempt from interest withholding tax under section 128F of the Income Tax Assessment Act 1936 (Cth), outside of Australia):

      (a) initially appointed as Paying Agent by the Trustee under the Agency Agreement; or

      (b) as may, with the prior written approval of, and on terms previously approved in writing by, the Note Trustee (that approval not to be unreasonably withheld or delayed) from time to time be appointed by the Trustee in relation to the Offshore Notes, in each case (except in the case of the initial Principal Paying Agent) where notice of the appointment has been given to the Offshore Noteholders under this deed and in accordance with the relevant Condition 12.

      Responsible Officer means, with respect to the Note Trustee, any of its officers, including any Vice President, Assistant Vice President, Assistant Treasurer, Assistant Secretary, or any other of its officers customarily performing functions similar to those performed by any of them and, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

      Series Notice means the Series Notice dated [*] 1998 between the Trustee, the Trust Manager, the Note Trustee, Westpac Banking Corporation and the Servicer.

      TIA means the Trust Indenture Act of 1939 of the United States of America, as amended.

      Trust Account means the Collection Account, the US$ Account or any other account maintained by or on behalf of the Trustee in relation to the Trust.

      Trust Corporation means any person eligible for appointment as a trustee under an indenture to be qualified pursuant to the TIA, as set forth in
      Section 310(a) of the TIA, which shall include Morgan Guaranty Trust Company of New York for so long as it complies with such section.

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1.2   Definitions in Master Trust Deed, Series Notice and Conditions

      (a) Words and expressions which are defined in the Master Trust Deed (as amended by the Series Notice), the Series Notice and the Conditions (including in each case by reference to another agreement) have the same meanings when used in this deed unless the context otherwise requires or unless otherwise defined in this deed.

      (b) No change to the Master Trust Deed or any other document (including the order of payment set out in the Series Notice) after the date of this deed will change the meaning of terms used in this deed or adversely affect the rights of the Note Trustee or any Offshore Noteholder under this deed unless the Note Trustee has agreed in writing to the changes under this deed.

1.3   Incorporation by reference

      Where this deed refers to a provision of the TIA, the provision is incorporated by reference in and made part of this deed. The following terms used in the TIA have the following meaning in this deed.

      Commission means the Securities and Exchange Commission.

      indenture securities means the Offshore Notes.

      indenture security holder means a Offshore Noteholder.

      indenture to be qualified means the Note Trust Deed.

      indenture trustee or institutional trustee means the Note Trustee.

      obligor on the indenture securities means the Trustee.

      Any other term which is used in this deed in respect of a section or provision of the TIA and which is defined in the TIA, defined in the TIA by reference to another statute or defined by or in any rule of or issued by the Commission, will have the meaning assigned to them by such definitions.

1.4   Interpretation

      Clause 1.2 of the Master Trust Deed applies to this deed as if set out in full and:

      (a) a reference to an asset includes any real or personal, present or future, tangible or intangible property or asset and any right, interest, revenue or benefit in, under or derived from the property or asset;

      (b) an Event of Default subsists until it has been waived in writing by the Note Trustee;

      (c) a reference to an amount for which a person is contingently liable includes an amount which that person may become actually or contingently liable to pay if a contingency occurs, whether or not that liability will actually arise; and

      (d) all references to costs or charges or expenses include any value added tax or similar tax charged or chargeable in respect of the charge or expense.

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1.5   Determination, statement and certificate sufficient evidence

      Except where otherwise provided in this deed any determination, statement or certificate by the Note Trustee or an Authorised Signatory of the Note Trustee provided for in this deed is sufficient evidence of each thing determined, stated or certified until proven wrong.

1.6   Document or agreement

      A reference to:

      (a) an agreement includes a Security Interest, Guarantee, undertaking, deed, agreement or legally enforceable arrangement whether or not in writing; and

      (b) a document includes an agreement (as so defined) in writing or a certificate, notice, instrument or document.

      A reference to a specific agreement or document includes it as amended, novated, supplemented or replaced from time to time, except to the extent prohibited by this deed.

1.7   Transaction Document

      This deed is a Transaction Document for the purposes of the Master Trust Deed.

1.8   Trustee as trustee

      In this deed, except where provided to the contrary:

      (a) a reference to the Trustee is a reference to the Trustee in its capacity as trustee of the Trust only, and in no other capacity; and

      (b) a reference to the assets, business, property or undertaking of the Trustee is a reference to the assets, business, property or undertaking of the Trustee only in the capacity described in paragraph (a) above.

1.9   Obligations of the Trustee

      (a) A reference to the Trustee in each of clauses 3.6 other than the first sentence, 5, 11.1(i), 11.1(j), 31.1, 31.5 and 32.1 is a reference to the Trust Manager on behalf of the Trustee and, failing action by the Trust Manager in accordance with the relevant clause (including any requirement to take such action within a specified time), the Trustee.

      (b) The Trustee shall not be liable for any omission by the Trust Manager where it is acting on behalf of the Trust Manager under sub-paragraph (a).

2.    PAYMENTS ON OFFSHORE NOTES

2.1   Principal amount

      (a) Subject to clause 2.3, the aggregate principal amount of the Class A Notes is limited to US$[*].

      (b) The aggregate principal amount of the Class B Notes is limited to US$[*].

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2.2   Covenant to repay

      (a) The Trustee covenants with the Note Trustee that the Trustee will, in accordance with the terms of the Offshore Notes (including the Conditions) and the Transaction Documents (and subject to the terms of the Transaction Documents and the Conditions, including clause 29 of this deed and the relevant Condition 6) on:

            (i)   the Maturity Date of the Offshore Notes; or

            (ii) each earlier date as the Offshore Notes, or any of them, may become repayable (whether in full or in part),

            pay or procure to be paid unconditionally to or to the order of the Note Trustee in US$ in [London] for immediate value the principal amount of the Offshore Notes repayable, or in the case of a partial payment of the Offshore Notes, the principal amount payable, subject to and in accordance with the terms of the Offshore Notes (including the Conditions).

      (b) Subject to clause 2.3 and to the terms of the Offshore Notes (including the Conditions) and the Transaction Documents, until any payment as well after as before any judgment or other order of a court of competent jurisdiction the Trustee shall pay or procure to be paid unconditionally to or to the order of the Note Trustee:

            (i) any interest, at the respective rates calculated from time to time, in accordance with and on the dates provided for in the Class A Conditions and the Class B Conditions respectively; and

            (ii) principal payable at the times and in the amounts as may be determined in accordance with Class A Condition 5 or Class B Condition 5, as the case may be.

      (c) The Note Trustee shall hold the benefit of the covenant in this clause 2.2, and all other rights of the Offshore Noteholders under the Offshore Notes, on trust for the benefit of the Offshore Noteholders.

2.3   Deemed payment

      Any payment of principal or interest in respect of Offshore Notes to or to the account of the Principal Paying Agent in the manner provided in clause 3 of the Agency Agreement shall satisfy the covenant in relation to the Offshore Notes by the Trustee in this clause 2 to the extent of that payment, except to the extent that the Principal Paying Agent subsequently fails to pay that amount under the Offshore Notes in accordance with the terms of the Offshore Notes (including the Conditions).

2.4   Following Event of Default

      At any time after an Event of Default in respect of the Class A Notes or the Class B Notes (as the case may be) has occurred, or at any time after Definitive Notes have not been issued when so required in accordance with the Conditions, the Note Trustee may:

      (a) by notice in writing to the Trustee, the Trust Manager, the Principal Paying Agent, the other Paying Agents and the Agent Bank require the Principal Paying Agent, the other Paying Agents and the Agent Bank under the Agency Agreement either:

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                 (i)(A) to act as Principal Paying Agent and Paying Agents and
                        Agent Bank respectively of the Note Trustee in relation to payments to be made by or on behalf of the Note Trustee under the provisions of this deed on the terms of the Agency Agreement except that the Note Trustee's liability under any provisions of the Agency Agreement for the indemnification of the Paying Agents and Agent Bank shall be limited to any amount for the time being held by the Note Trustee on the trusts of this deed and which is available to be applied by the Note Trustee under this deed; and

                  (B) hold all Definitive Notes, and all amounts, documents and records held by them in respect of the Offshore Notes, on behalf of the Note Trustee; or

            (ii) to deliver up all Definitive Notes and all amounts, documents and records held by them in respect of the Offshore Notes, to the Note Trustee or as the Note Trustee shall direct in that notice, other than any documents or records which the relevant Paying Agent or Agent Bank is obliged not to release by any law or regulation; and

      (b) by notice in writing to the Trustee require it to make all subsequent payments in respect of the Offshore Notes to the order of the Note Trustee and not to the Principal Paying Agent and, with effect from the issue of that notice to the Trustee and until that notice is withdrawn clause 2.3 shall not apply.

2.5   Requirements of Paying Agent

      The Trustee will cause each Paying Agent to execute and deliver to the Note Trustee an instrument in which that Paying Agent shall agree with the Note Trustee, subject to the provisions of this Clause, that that Paying Agent shall:

      (a) hold in trust for the Note Trustee and the Offered Noteholders all sums held by that Paying Agent for the payment of principal and interest with respect to the Offered Notes until all relevant sums are paid to the Note Trustee or the Offered Noteholders or otherwise disposed of as provided in this deed; and

      (b) immediately notify by telex or facsimile the Note Trustee, the Trustee, the Security Trustee and the Trust Manager if the full amount of any payment of principal or interest required to be made by the Series Notice and the relevant Conditions in respect of the Offshore Notes is not unconditionally received by it or to its order in accordance with the Agency Agreement.

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2.6   Certification

      For the purposes of any redemption of Offshore Notes under the relevant Condition 5 the Note Trustee may rely upon an Officer's Certificate from the Trust Manager on behalf of the Trustee certifying or stating, the opinion of each person signing that Officer's Certificate as:

      (a) the fair value (within 90 days of such release) of the property or securities to be released from the Security Trust Deed;

      (b) that the proposed release will not impair the security under the Security Trust Deed in contravention of the provisions of the Security Trust Deed or this deed;

      (c) that the Trustee will be in a position to discharge all its liabilities in respect of the relevant Offshore Notes; and

      (d) any amounts required under the Security Trust Deed to be paid in priority to or pari passu with those Offshore Notes,

      and that Officer's Certificate shall be conclusive and binding on the Trustee, the Note Trustee and the holders of those Offshore Notes.

2.7   Determinations

      If the Trust Manager does not at any time for any reason determine a Principal Payment, the Invested Amount, the Stated Amount or the Bond Factor applicable to any Offshore Notes in accordance with the relevant Condition 5(m), the Principal Payment, Invested Amount, the Stated Amount and the Bond Factor may be determined by the Note Trustee in accordance with the relevant Conditions 5(i) and 5(m) (but based on the information in its possession) and each such determination or calculation shall be deemed to have been made by the Trust Manager, and the Note Trustee shall have no liability in respect thereof other than as a result of the gross negligence or wilful default of the Note Trustee.

3.    FORM OF, ISSUE OF AND DUTIES AND TAXES ON, OFFSHORE NOTES

3.1      Issue of Book-Entry Notes

      (a) The Class A Notes and the Class B Notes shall on issue be represented by, respectively, the Class A Book-Entry Notes and the Class B Book-Entry Notes.

      (b) Each Book-Entry Note must be signed manually or by facsimile by an Authorised Signatory of the Trustee on behalf of the Trustee and must be manually authenticated by the Principal Paying Agent.

3.2   Form of Book-Entry Notes

      (a) The Class A Book-Entry Notes and the Class B Book-Entry Notes shall be typed in the form or substantially in the form set out in schedule 1.

      (b) The procedures relating to the exchange, authentication, delivery, surrender, cancellation, presentation, marking up or down of any of the Book-Entry Note (or part of the Book-Entry Note and any other matters to be carried out by the relevant parties upon exchange (in whole or part) of any Offshore Note shall be made in accordance with the provisions of the relevant terms of the Book-Entry Notes and the normal practice of the Common Depositary, the

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            Principal Paying Agent and the rules and procedures of the Clearing
            Agency from time to time.

      (c) The Class A Book-Entry Notes shall be in an aggregate principal amount of US$[*]. The Class B Book-Entry Notes shall be in an aggregate principal amount of US$[*].

      (d) The Trustee shall procure that, prior to the issue and delivery of any Book-Entry Note, that Book-Entry Note will be authenticated manually by an Authorised Signatory of the Principal Paying Agent and no Book-Entry Note shall be valid for any purpose unless and until so authenticated. A Book-Entry Note so executed and authenticated shall be binding and valid obligations of the Trustee. Until a Book-Entry Note (or part of a Book-Entry Note) has been exchanged pursuant to this deed, it (or that part) shall in all respects be entitled to the same benefits as a Definitive Note. Each Book-Entry Note shall be subject to this deed except that the registered owner of a Book-Entry Note shall be the only person entitled to receive payments of principal or interest in relation to it.

      (e) The Offshore Notes upon original issue will be issued in the form of Notes representing the Book-Entry Notes. The Trustee shall, on the date of this deed, deliver or arrange the delivery on its behalf to the Principal Paying Agent, as agent for the Clearing Agency, of the Book-Entry Notes. The Book-Entry Notes shall initially be registered on the Note Register in the name of the Common Depositary as nominee of the Clearing Agency, and no Offshore Note Owner will receive a Definitive Note representing such Offshore Note Owner's interest in such Offshore Note, except as provided in clause 3.3.

      (f) Whenever a notice or other communication to the Offshore Noteholders is required under this deed, unless and until Definitive Notes shall have been issued to Offshore Note Owners pursuant to clause 3.3, the Note Trustee shall give all such notices and communications specified herein to be given to Offshore Noteholders to the Clearing Agency, and shall have no obligation to the Offshore Note Owners.

      (g) Unless and until the Definitive Notes have been issued to a Offshore Note Owner pursuant to clause 3.3:

            (i) the provisions of this clause shall be in full force and effect;

            (ii) the Note Registrar, the Trustee, the Trust Manager, each Paying Agent and the Note Trustee shall be entitled to deal with the Clearing Agency for all purposes of this deed (including the payment of principal of and interest on the Offshore Notes and the giving of instructions or directions hereunder) as the sole holder of the Offshore Notes, and shall have no obligation to any Offshore Note Owners;

            (iii) to the extent that the provisions of this clause conflict with any other provisions of this deed, the provisions of this clause shall prevail;

            (iv) the rights of Offshore Note Owners shall be exercised only through the Clearing Agency and shall be limited to those established by law and agreements between such Offshore Note Owners and the Clearing Agency and/or the Clearing Agency Participants. Pursuant to the Note Depository Agreement, unless and until Definitive Notes are issued pursuant to clause 3.3, the initial Clearing Agency will make book-entry

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                  transfers among the Clearing Agency Participants and receive and transmit payments of principal and interest on the Offshore Notes to such Clearing Agency Participants; and

            (v) whenever this deed requires or permits actions to be taken based upon instructions or directions of Offshore Note Owners evidencing a specific percentage of all Invested Amounts of all Offshore Notes, the Clearing Agency shall be deemed to represent such percentage only to the extent that it has received instructions to such effect from Offshore Note Owners and/or Clearing Agency Participants owning or representing, respectively, such required percentage of the beneficial interest in the Offshore Notes and has delivered such instructions to the Principal Paying Agent.

3.3   Definitive Notes

      If:

      (a) the Trust Manager advises the Principal Paying Agent in writing that the Clearing Agency is no longer willing or able properly to discharge its responsibilities with respect to the Offshore Notes or the Clearing Agency or its successor and the Trust Manager is unable to locate a qualified successor;

      (b) the Trustee, at the direction of the Trust Manager (at the Trust Manager's option) advises the Principal Paying Agent in writing that the book-entry system through the Clearing Agency is or is to be terminated; or

      (c) after the occurrence of an Event of Default, the Offshore Note Owners representing beneficial interests aggregating to at least a majority of the aggregate Invested Amount of a Class of Offshore Notes advise the Trustee through the Clearing Agency in writing that the continuation of a book entry system through the Clearing Agency is no longer in the best interests of the Offshore Note Owners of such Class of Offshore Notes, then the Principal Paying Agent shall notify all of the appropriate Offshore Note Owners and the Trustee of the occurrence of any such event and of the availability of Definitive Notes to such Offshore Note Owners requesting the same. Upon the surrender of the Book-Entry Notes to the Trustee by the Clearing Agency, and the delivery by the Clearing Agency of the relevant registration instructions to the Trustee, the Trustee shall execute and authenticate the Definitive Notes in accordance with the instructions of the Clearing Agency.

      The Definitive Notes shall be typewritten, printed, lithographed or engraved or produced by any combination of these methods (with or without steel engraved borders), all as determined

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      by the Authorised Signatories executing such Definitive Notes, as evidenced by their execution of such Definitive Notes.

      Neither the Note Registrar nor the Trustee shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions.

3.4   Stamp and Other Taxes

      The Trustee will pay any stamp and other duties and Taxes payable in Australia, the United Kingdom, Belgium, Luxembourg or the United States on or in connection with:

      (a)   the execution of the Transaction Documents;

      (b) the constitution and original issue and delivery of the Offshore Notes; and

      (c) any action taken by the Note Trustee or (where permitted under this deed so to do), the Clearing Agency, or any Offshore Note Owner to enforce the provisions of the Offshore Notes or the Transaction Documents.

3.5   Indemnity for non-issue

      If the Trustee is required to issue, or procure the issue of, Definitive Notes following an event specified in clause 3.3 but fails to do so within 30 days of delivery to the Trustee of the Book-Entry Notes in accordance with clause 3.3(e) then the Trustee shall indemnify the Note Trustee, the Offshore Noteholders and Offshore Note Owners, and keep them indemnified, against any loss or damage incurred by any of them if the amount received by the Note Trustee, the Offshore Noteholders or Offshore Note Owners is less than the amount that would have been received had Definitive Notes been issued. If and for so long as the Trustee discharges its obligations under this indemnity, the breach by the Trustee of the provisions of clause 3.3 shall be deemed to be cured. The Trust Manager must promptly advise the Trustee if it becomes actually aware of the occurrence of the relevant event and the Trustee shall promptly notify the Note Trustee of the relevant event.

3.6   Note Register and Note Registrar

      (a) The Trustee shall keep or cause to be kept the Note Register in which, subject to such reasonable regulations as it may prescribe, the Trustee shall provide for the registration of the Offshore Notes and the registration of transfers of Offshore Notes. The Note Registrar will be responsible for registering Notes and transfers of Offshore Notes as herein provided. The Trustee may, with the consent of the Note Trustee, appoint another person as Note Registrar. Upon any resignation or removal of any Note Registrar under the Agency Agreement, the Trustee with the assistance of and at the direction of, the Trust Manager shall promptly appoint a successor or, if it elects not to make such an appointment, assume the duties of the Note Registrar.

      (b) Upon surrender for registration of transfer of any Offshore Note at the office or agency of the Trustee to be maintained as provided in clause 11.1, if the requirements of Section 8-401(a) of the Uniform Commercial Code of New York (the UCC) are met the Trustee shall execute and upon its written request

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            the Note Registrar shall authenticate and the Offshore Noteholder shall obtain from the Note Trustee, in the name of the designated transferee or transferees, one or more new Offshore Notes, in any authorised denominations, of the same class and a like aggregate principal amount.

      (c) At the option of the Offshore Noteholder, Offshore Notes may be exchanged for other Offshore Notes in any authorised denominations, of the same class and a like aggregate principal amount, upon surrender of the Offshore Notes to be exchanged at such office or agency. Whenever any Offshore Notes are so surrendered for exchange, if the requirements of Section 8-401(a) of the UCC are met the Trustee shall execute and upon its written request the Note Registrar shall authenticate and the Offshore Noteholder shall obtain from the Note Trustee, the Offshore Notes which the Offshore Noteholder making the exchange is entitled to receive.

      (d) Every Offshore Note presented or surrendered for registration of transfer or exchange shall be (i) duly endorsed by, or be accompanied by a written instrument of transfer in a form satisfactory to the Note Registrar duly executed by, the Offshore Noteholder thereof or such Offshore Noteholder's attorney duly authorised in writing, with such signature guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar which requirements include membership or participation of Securities Transfer Agents Medallion Program (Stamp) or such other "signature guarantee program" as may be determined by the Note Registrar in addition to, or in substitution for, Stamp, all in accordance with the Exchange Act, and (ii) accompanied by such other documents as the Note Registrar may require.

      (e) No Service charge shall be made to a Offshore Noteholder for any registration of transfer or exchange of Offshore Notes, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Offshore Notes.

      (f) The preceding provisions of this section notwithstanding, the Trustee shall not be required to make and the Note Registrar need not register transfers or exchanges of Offshore Notes selected for redemption or of any Offshore Note for a period of 30 days preceding the due date for any payment with respect to the Offshore Note.

4.    COVENANT OF COMPLIANCE

      The Trustee covenants with the Note Trustee that it will comply with and perform and observe all material provisions of the Transaction Documents which are expressed to be binding on it for the benefit of the Note Trustee or any Offshore Noteholder. The Conditions shall be binding on the Trustee, the Note Trustee and the Offshore Noteholders. The Note Trustee is entitled to enforce the obligations of the Trustee under the Offshore Notes and the Conditions as if the same were set out and contained in this deed (which shall be read and construed as one document with the Offshore Notes).

5.    CANCELLATION OF OFFSHORE NOTES

5.1   Cancellation

      The Trustee shall procure that all Offshore Notes:

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      (a)   which have been surrendered for payment, registration of transfer, exchange or redemption; or

      (b) in the case of any Definitive Note, which, being mutilated or defaced, have been surrendered and replaced under the relevant Condition 11,

      shall forthwith be cancelled by or on behalf of the Trustee.

5.2   Records

      The Trustee shall procure that:

      (a) the Principal Paying Agent keeps a full and complete record of all Offshore Notes and of their redemption, payment, exchange or cancellation (as the case may be) and of all replacement Offshore Notes, issued in substitution for lost, stolen, mutilated, defaced or destroyed Definitive Notes; and

      (b) such records shall be made available to the Note Trustee at all reasonable times.

6.    ENFORCEMENT

6.1      Actions following Event of Default

         At any time while an Event of Default is subsisting the Note Trustee may (subject to the Security Trust Deed, to clauses 6.4 and 7, and to the relevant Conditions 9 and 10) at its discretion and without further notice take any action available to it to direct the Security Trustee to:

      (a) institute any proceedings against the Trustee which are permitted under the Transaction Documents;

      (b) enforce the security created under the Security Trust Deed (including anything set out in clause 8.2 of the Security Trust
            Deed); and

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                                                                         Page 14
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      (c)   enforce repayment of the Offshore Notes together with accrued interest and any other moneys payable to the Note Trustee, the Offshore Noteholders or the under the Transaction Documents.

6.2   Evidence of default

      If the Security Trustee or the Note Trustee takes any action against the Trustee to enforce any of the provisions of any Offshore Notes or this deed, proof that as regards any Offshore Note, the Trustee has not paid any principal or interest due in respect of that Offshore Note shall (unless the contrary is proved) be sufficient evidence that the Trustee has not paid that principal or interest on all other Offshore Notes in respect of which the relevant payment is then due.

6.3   Overdue interest

      The rates of interest payable in respect of any Offshore Note which has become due and repayable in full (subject, in the case of the Class B Notes, to the provisions of Class B Condition 7) and which has not been repaid shall be calculated at three-monthly intervals, commencing on the expiry of the Coupon Period for the Offshore Note during which the Offshore Note became due and repayable in accordance with the provisions of Class A Condition 4 (in the case of Class A Notes), and Class B Condition 4 (in the case of Class B Notes) except that no notices need be given to Offshore Noteholders, in relation to that interest.

6.4   Restrictions on enforcement

      (a) If any of the Class A Notes remain outstanding and are due and payable otherwise than by reason of a default in payment of any amount due on the Class A Notes, the Note Trustee must not vote under the Security Trust Deed to, or otherwise direct the Security Trustee to, dispose of the Mortgaged Property unless either:

            (i) a sufficient amount would be realised to discharge in full all amounts owing to the Class A Noteholders and any other amounts payable by the Trustee ranking in priority to or pari passu with the Class A Notes; or

            (ii) the Note Trustee is of the opinion, reached after considering at any time and from time to time the advice of a merchant bank or other financial adviser selected by the Note Trustee, that the cash flow receivable by the Trustee (or the Security Trustee under the Security Trust Deed) will not (or that there is a significant risk that it will not) be sufficient, having regard to any other relevant actual, contingent or prospective liabilities of the Trustee, to discharge in full in due course all the amounts referred to in paragraph (i).

      (b) If all Class A Notes have been redeemed in full but while any of the Class B Notes remain outstanding and are due and payable otherwise than by reason of a default in payment of any amount due on the Class B Notes, the Note Trustee must not vote under the Security Trust Deed to, or otherwise direct the Security Trustee to, dispose of the Mortgaged Property unless either:

            (i) a sufficient amount would be realised to discharge in full all amounts owing to the Class B Noteholders and any other amounts payable by the Trustee ranking in priority thereto or pari passu with the Class B Notes; or

            (ii) the Note Trustee is of the opinion, reached after considering at any time and from time to time the advice of a merchant bank or other financial

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                                                                         Page 15
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                  adviser selected by the Note Trustee, that the cash flow
                  prospectively receivable by the Trustee (or the Security Trustee under the Security Trust Deed) will not (or that there is a significant risk that it will not) be sufficient, having regard to any other relevant actual, contingent or prospective liabilities of the Trustee, to discharge in full in due course all amounts referred to in paragraph (i).

      (c) Neither the Note Trustee nor the Security Trustee will be liable for any decline in the value, nor any loss realised upon any sale or other dispositions made under the Security Trust Deed, of any Mortgaged Property or any other property which is charged to the Security Trustee by any other person in respect of or relating to the obligations of the Trustee or any third party in respect of the Trustee or the Offshore Notes or relating in any way to the Mortgaged Property. Without limitation, neither the Note Trustee nor the Security Trustee shall be liable for any such decline or loss directly or indirectly arising from its acting, or failing to act, as a consequence of an opinion reached by it in good faith based on advice received by it in accordance with paragraph (a) or (b).

7.    PROCEEDINGS

7.1   Acting only on direction

      (a) Subject to paragraph (b), the Note Trustee shall not be bound to vote under the Security Trust Deed, or otherwise direct the Security Trustee under the Security Trust Deed, or take any proceedings, actions or steps under, or any other proceedings pursuant to or in connection with, the Security Trust Deed, this deed, or any Offshore Notes, unless directed or requested to do so in writing by holders of at least 75% of the aggregate Invested Amount of Class A Notes or the Class B Notes, as appropriate and then only if the Note Trustee is indemnified to its satisfaction against all action, proceedings, claims and demands to which it may render itself liable and all costs, charges, damages and expenses which it may incur by so doing; or

      (b) So long as any of the Class A Notes remains outstanding, the Note Trustee shall not, and shall not be bound to, act at the request or direction of the Class B Noteholders under paragraph (a) unless:

            (i) so to do would not in its opinion be materially prejudicial to the interests of the Class A Noteholders; or

            (ii) the relevant action is sanctioned by holders of at least 75% of the aggregate Invested Amount of the Class A Notes or the Class B Notes, as appropriate; or

            (iii) in the case of giving notice pursuant to Class B Condition 10, the Class A Notes are all then repayable in full.

      (c) If the Note Trustee is directed or requested to take any proceedings, actions or steps under this clause, it shall not be liable in respect of the time, method, or place of conducting any proceeding or in exercising any trust or power conferred on it under this deed.

7.2   Security Trustee acting

      Only the Security Trustee may enforce the provisions of the Security Trust Deed and neither the Note Trustee nor any holder of a Offshore Note is entitled to proceed directly

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      against the Trustee to enforce the performance of any of the provisions of the Security Trust Deed, the Offshore Notes (including the Conditions).

7.3   Note Trustee alone entitled to act

      Only  the Note Trustee may:

      (a)   direct the Security Trustee to enforce or otherwise; or

      (b) enforce the provisions of this deed, the Offshore Notes (including the Conditions),

      and no Offshore Noteholder or is entitled to take any of the above actions or to proceed directly against the Trustee to enforce the performance of any of the provisions of this deed the Offshore Notes (including the Conditions).

7.4   Available amounts

      For the purpose of Condition 5(n) the Note Trustee shall not be satisfied that the Trustee will be in a position to discharge the liabilities referred in those Conditions unless, either:

      (a) the Trustee will have available to it sufficient cash in the Collection Account and sufficient Authorised Investments which will mature on or before the relevant Payment Date after making any other payments or provisions having priority in order of application under the applicable provisions of the Security Trust Deed; or

      (b) the Trustee has entered into a legally binding contract with an entity either whose long term unsecured and unguaranteed debt is rated AA- by S&P and AA- by Fitch (and, where the obligations relate to Class A Notes Aa3 by Moody's) or whose short term unsecured and unguaranteed debt securities are rated A-1 by S&P and F-1 by Fitch (and, where the obligations relate to Class A Notes P-1 by Moody's) to provide sufficient cash on or before the relevant Payment Date to enable the Trustee to discharge the relevant liabilities.

7.5   Conflict of interests

      The Note Trustee shall, with respect to all the powers, trusts, authorities, duties and discretions vested in it by the Transaction Documents, except where expressly provided otherwise, have regard to the interests of the Class A Noteholders and the Class B Noteholders subject to the proviso in the following sentence. If the Note Trustee is required by the Transaction Documents or Notes to have regard to the interests of the Class A Noteholders and the Class B Noteholders and where, in the opinion of the Note Trustee, there is a conflict between the interests of the Class A Noteholders and the interests of the Class B Noteholders, the Note Trustee shall have regard only to the interests of the Class A Noteholders despite anything to the contrary in the Transaction Documents. In such an event, the Class B Noteholders shall have no claim against the Note Trustee for doing so.

8.    NOTICE OF PAYMENT

      The Note Trustee shall give notice to the relevant Offshore Noteholders in accordance with the relevant Condition 12 of the day fixed for any payment to them of amounts received by the Note Trustee under clause 16 of the Security Trust Deed. Those payments may be made in accordance with Condition 6 as appropriate (in the case of Definitive Notes) or in the name of the nominee of the Common Depositary by wire transfer in immediately available funds to an account designated by such nominee to the order of the registered holder of the Offshore Note (in the case of any Book-Entry

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      Note) and payment of those amounts by the Note Trustee to the Principal
      Paying Agent for that purpose shall be a good discharge to the Note
      Trustee.

9.    INVESTMENT BY NOTE TRUSTEE

      Any amount which, under the trusts of this Deed ought to or may be invested by the Note Trustee, may be invested in the name or under the control of the Note Trustee in any Authorised Investments and the Note Trustee may at any time or times vary any Authorised Investments into other Authorised Investments and shall not be responsible for any loss due to depreciation in value or otherwise resulting from any Authorised Investments made by it.

10.   PARTIAL PAYMENTS

      In the case of Definitive Notes, on any payment of amounts received by or on behalf of the Note Trustee under clause 16 of the Security Trust Deed (other than the payment in full against surrender of a Definitive Note) the Definitive Note in respect of which such payment is made shall be produced to the Note Trustee or the Paying Agent by or through whom such payment is made and the Note Trustee shall or shall cause the Paying Agent to enface on the Definitive Note a memorandum of the amount and the date of payment, but the Note Trustee may in any particular case dispense with that production and enfacement upon an indemnity being given to the Note Trustee by the recipient of the payment as the Note Trustee considers sufficient.

11.   COVENANTS BY THE TRUSTEE AND TRUST MANAGER

11.1  Covenants by the Trustee and Trust Manager

      Each of the Trustee and the Trust Manager undertakes to the Note Trustee, on behalf of the Offshore Noteholders as follows in relation to the Trust for so long as any of the Offshore Notes remain outstanding (except to the extent that the Note Trustee otherwise consents).

      (a) (Master Trust Deed covenants) It will comply with its covenants in clause 18, 22 or 29 of the Master Trust Deed (as the case may be).

      (b)   (Transaction Documents):

            (i) It will ensure that it complies with its material obligations under the Transaction Documents.

            (ii) It will use its best endeavours to procure that each other party to a Transaction Document complies with and performs its obligations under that Transaction Document.

      (c) (Information) Give to the Note Trustee a copy of any information relating to the Trust that the Note Trustee reasonably requests in connection with the exercise and performance of its powers and obligations under this deed.

      (d)   (Notify Events of Default)

            (i) It will promptly notify the Note Trustee if, to the knowledge of its officers who are responsible for the administration of the Trust, it becomes actually aware of the occurrence of an Event of Default, Trustee's Default, Servicer Transfer Event, Title Perfection Event or Trust Manager's Default including full details (to the extent known, without making any enquiry) of that Event of Default, Trustee's Default, Servicer Transfer

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                  Event, Title Perfection Event or Trust Manager's Default (as
                  the case may be).

            (ii) The Trustee will confirm to the Note Trustee in writing, on each anniversary of this deed:

                  (A) whether or not any Event of Default is subsisting of which it is actually aware; and

                  (B) any other matter which is required to be notified to the Note Trustee under the Transaction Documents and which has not previously been so notified.

      (e)   (Listing) It will use its best endeavours to:

            (i) obtain and maintain the listing of the Offshore Notes on the Stock Exchange (including compliance with the continuing obligations applicable to the Trustee by virtue of the admission of the Offshore Notes to the Official List of the Stock Exchange) or, if it is unable to do so having used best endeavours, use best endeavours to obtain and maintain a quotation or listing of the Offshore Notes on any other stock exchange or exchanges or securities market or markets as the Trust Manager (with the prior written approval of the Note Trustee, that approval not to be unreasonably withheld or delayed) decides and following that quotation or listing enter into a deed supplemental to this Trust Deed to effect such consequential amendments to this deed necessary to comply with the requirements of any such stock exchange or securities market; and

            (ii) procure that there will at all times be furnished to the Stock Exchange (or to any other relevant stock exchange or securities market) any information which the Stock Exchange or, as the case may be, any other such stock exchange or securities market, may require to be furnished in accordance with its requirements.

      (f) (Maintenance of Office or Agency) The Trustee will maintain in the Borough of Manhattan, The City of New York and in London, an office or agency where Offshore Notes may be surrendered for registration of transfer or exchange, and where notices and demands to or upon the Trustee in respect of the Offshore Notes and this deed may be served. The Trustee hereby initially appoints the Principal Paying Agent to serve as its agent for the foregoing purposes. The Principal Paying Agent shall act solely for and as agent of the Trustee and shall not have any obligations towards or relationship or agency or trust with any other person in respect of its appointment under this sub-paragraph (f). The Trustee will give prompt written notice to the Note Trustee of the location, and of any change in the location, of any such office or agency. If at any time the Trustee shall fail to maintain any such office or agency or shall fail to furnish the Note Trustee with the address thereof, such surrenders, notices and demands may be made or served at the Corporate Trust Office, and the Trustee hereby appoints the Note Trustee as its agent to receive all such surrenders, notices and demands.

      (g) (Agent Bank) It will procure that, so long as any of the Offshore Notes remain outstanding, there will at all times be an Agent Bank.

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      (h)   (Change to Paying Agents or Agent Bank) It will give notice to the
            Offshore Noteholders in accordance with the Agency Agreement and the relevant Condition 12 of:

            (i) any appointment, resignation or removal of any Paying Agent (other than the appointment of the initial Principal Paying Agent) or Agent Bank;

            (ii) any change to any Paying Agent's Paying Office (as defined in the Agency Agreement); or

            (iii) any change to the Agent Bank's Specified Office (as defined in the Agency Agreement).

      (i) (Notices) It will promptly give to the Note Trustee, or ensure that the Note Trustee receives, two copies of the form of every notice given to the Offshore Noteholders in accordance with Condition 12.

      (j) (Annual Statement as to Compliance) The Trustee will deliver to the Note Trustee, within 120 days after the end of each fiscal year of the Trust (commencing on 30 June 1999), and otherwise in compliance with the requirements of section 314(a)(4) of the TIA, an Officer's Certificate stating that:

            (i) a review of the activities of the Trustee in respect of the Trust during such year and of performance under the Transaction Documents has been made under supervision of the person signing the Officer's Certificate (the Signatory); and

            (ii) to the best of the knowledge of the Signatory, based on the review referred to in paragraph (i), the Trustee has complied with all conditions and covenants under the Transaction Documents throughout the relevant year, or, if there has been a default in the compliance of any such condition or covenant, specifying each such default known to the Signatory of the nature and status of the default.

            For the purposes of this clause 11.2(j) compliance shall be determined without regard to any period of grace or requirement of notice under the Transaction Documents.

      (k) (Opinions as to Trust Estate) On the Closing Date, the Trustee shall furnish to the Note Trustee an Opinion of Counsel (who may be of counsel for the Trustee) either stating that in the opinion of such counsel the Security Trust Deed and any other requisite documents has been properly recorded and filed so as to make effective the Security Interest intended to be created by the Security Trust Deed, and reciting the details of such action, or stating that in the opinion of such counsel no such action is necessary to make such Security Interest effective.

            Within 120 days after the end of each fiscal year commencing on 30 June 1999 the Trustee shall furnish to the Note Trustee an Opinion of Counsel (who may be of counsel for the Trustee) either stating that in the opinion of such counsel such action has been taken with respect to the recording, filing, re-recording, and refiling of the Security Trust Deed and any other requisite documents as is necessary to maintain the Security Interest created by the Security Trust Deed, and

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            reciting the details of such action, or stating that in the opinion of such counsel no such action is necessary to maintain such Security Interest.

                 (1)(i) The Trustee (or the Trust Manager on its behalf) shall deliver to the Principal Paying Agent on each Collection Determination Date the Noteholders Report for the related Collection Period, with written instructions for the Principal Paying Agent to forward the Noteholders Report to each Offshore Noteholder.

                  (ii) Each Noteholder Report shall contain the information set out in Schedule 2.

12.   REMUNERATION OF NOTE TRUSTEE

12.1  Fee

      The Trustee shall pay to the Note Trustee a fee agreed between them.

12.2  Additional Remuneration

      If the Note Trustee gives a notice under the relevant Condition 10 or it undertakes duties which it considers expedient or necessary under this deed, or which the Trustee requests it to undertake and which duties the Note Trustee, the Trust Manager and the Trustee agree to be of an exceptional nature or otherwise outside the scope of the normal duties of the Note Trustee under this deed, the Trustee shall pay to the Note Trustee any additional remuneration as they agree.

12.3  Costs, expenses

      (a) The Trustee shall also reimburse, pay or discharge all reasonable costs, charges, liabilities and expenses and any stamp and other Taxes or duties paid by the Note Trustee in connection with properly undertaking its duties under the Transaction Documents and in connection with any legal proceedings brought by the Note Trustee to enforce any obligation under this deed or the Offshore Notes. The Note Trustee shall not be reimbursed for any overhead or general operating expenses incurred by the Note Trustee.

      (b) Without prejudice to the right of indemnity by law given to trustees, to the extent the Trustee is itself entitled to be indemnified, the Trustee indemnifies the Note Trustee and every other person properly appointed by it under this deed from and against all liabilities, losses, damages, costs, expenses, actions, proceedings, claims and demands incurred by or made against it or him in the execution of the trusts of this deed or of their powers or in respect of any matter or thing done or omitted in any way relating to this deed (other than arising from any breach of trust, fraud, wilful default or negligence by the Note Trustee or that person).

12.4  Overdue rate

      All sums payable by the Trustee under clause 12.3 shall be payable by the Trustee on the next Payment Date in the order set out in the Series Notice or (if applicable) the Security Trust Deed and shall carry interest at the rate of LIBOR from the due date. Any amount payable shall carry interest at that rate from the due date to the date of actual payment.

12.5  Continuing obligation

      Unless otherwise specifically stated in any discharge relating to this deed the provisions of this clause shall continue in full force and effect notwithstanding such discharge.

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13.   NOTE TRUSTEE

13.1  Preferential Collection of Claims Against Trustee

      The Note Trustee shall comply with section 311(a) of the TIA, excluding any creditor relationship listed in section 311(b) of the TIA. A Note Trustee who has resigned or been removed shall be subject to section 311(a) of TIA to the extent required by the TIA.

13.2  Duties of Note Trustee

      (a) If an Event of Default has occurred and is subsisting, of which a Responsible Officer of the Note Trustee has actual knowledge, the Note Trustee shall exercise the rights and powers vested in it by this deed and use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs.

      (b)   Except while an Event of Default subsists:

            (i) the Note Trustee undertakes to perform such duties and only such duties as are specifically set forth in this deed and no implied covenants or obligations shall be read into this deed against the Note Trustee; and

            (ii) in the absence of bad faith on its part, the Note Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Note Trustee and conforming to the requirements of this deed; however, the Note Trustee shall examine the certificates and opinions to determine whether or not they conform to the requirements of this deed.

      (c) The Note Trustee may not be relieved from liability for its own negligent action, its own negligent failure to act or its own wilful misconduct, except that:

            (i) this paragraph does not limit the effect of paragraph (a) of this clause; and

            (ii the Note Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer unless it is proved that the Note Trustee was negligent in ascertaining the pertinent facts.

      (d)   Section 315(d)(3) of the TIA is expressly excluded by this deed.

13.3  Notice of Defaults

      (a) If an Event of Default occurs and is subsisting and the Note Trustee is actually aware of that Event of Default, the Note Trustee shall mail to each Offshore Noteholder notice of the Event of Default within 90 days after becoming so aware.

      (b) Except in the case of a default in payment of principal of or interest on any Offshore Note (including payments pursuant to the mandatory redemption provisions of that Offshore Note), the Note Trustee may withhold the notice referred to in paragraph (a) if and so long as the board of directors, the executive committee or a trust committee of its directors in good faith determines that withholding the notice is in the interest of Offshore Noteholders.

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13.4  Rights of Note Trustee

      (a) The Note Trustee may conclusively rely on any document believed by it to be genuine and to have been signed or presented by the proper person. The Note Trustee need not investigate any fact or matter stated in the document.

      (b) Before the Note Trustee acts or refrains from acting, it may require an Officer's Certificate or an Opinion of Counsel. The Note Trustee shall not be liable for any action it takes, suffers or omits to take in good faith in reliance on the Officer's Certificate or Opinion of Counsel.

      (c) No provision of this deed shall require the Note Trustee to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers, if it shall have reasonable grounds to believe that repayment of such funds or indemnity satisfactory to it against such risk or liability is not assured to it.

      (d) The Note Trustee shall not be responsible for and makes no representation as to the validity or adequacy of this deed or the Offshore Notes, shall not be accountable for the Trustee's use of the proceeds from the Offshore Notes, and shall not be responsible for any statement of the Trustee in this deed or in any document issued in connection with the sale of the Offshore Notes or in the Offshore Notes.

      (e) The Note Trustee may in relation to this deed act on the advice or opinion of or any information obtained from any lawyer, valuer, accountant, banker, broker, credit-rating agency, lead manager or other expert whether obtained by the Trustee, the Note Trustee, the Trust Manager, the Servicer or otherwise.

      (f) Any advice, opinion or information may be sent or obtained by letter, telex, telegram, facsimile transmission or cable and the Note Trustee shall not be liable for acting on any advice, opinion or information purporting to be conveyed by any such letter, telex, telegram, facsimile transmission or cable although the same shall contain some error or shall not be authentic.

      (g) The Note Trustee may call for and shall be at liberty to accept as sufficient evidence of any fact or matter or the expediency of any transaction or thing a certificate signed by an Authorised Signatory of the Trustee or the Trust Manager (as the case may be) and the Note Trustee shall not be bound in any such case to call for further evidence or be responsible for any loss that may be occasioned by the Note Trustee acting on that certificate.

      (h) The Note Trustee is at liberty to hold or to place this deed and any other documents relating to this deed in any part of the world (other than Australia) with any banker or banking company or company whose business includes undertaking the safe custody of documents or lawyer or firm of lawyers reasonably considered by the Note Trustee to be of good repute and neither the Note Trustee nor the Security Trustee shall be responsible for or required to insure against any loss incurred in connection with any such deposit and may pay all sums required to be paid on account of or in respect of any such deposit.

      (i) The Note Trustee shall not be responsible for the application of the proceeds of the issue of any of the Offshore Notes by the Trustee or any moneys borrowed by the Trustee under any Transaction Document or the exchange of any Book-Entry Note for any other Book-Entry Note or Definitive Note, as the case may be.

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      (j)   The Note Trustee shall not be bound to give notice to any person of the execution of this deed or any of the Transaction Documents or any transaction contemplated hereby or thereby or to take any steps to ascertain whether any Event of Default has happened and, until it has actual knowledge or express notice to the contrary, the Note Trustee is entitled to assume that no Event of Default has happened and that the Trustee and each other party to any Relevant Document is observing and performing all the obligations on its part contained in the Offshore Notes and under this deed or, as the case may be, the Security Trust Deed or any other Transaction Document to which it is a party.

      (k) Save as expressly otherwise provided in this deed or the Transaction Documents, the Note Trustee shall have absolute and uncontrolled discretion as to the exercise of the discretions vested in the Note Trustee by this deed and the Transaction Documents (the exercise of which as between the Note Trustee and the Offshore Noteholders and Couponholders) shall be conclusive and binding on the Offshore Noteholders and Couponholders but whenever the Note Trustee is under the provisions of this deed or the Transaction Documents bound to act at the request or direction of the Offshore Noteholders, or any of them, the Note Trustee shall nevertheless not be so bound unless first indemnified to its satisfaction against all actions, proceedings, claims and demands to which it may render itself liable and all costs, charges, damages, expenses and liabilities which it may incur by so doing.

      (l) Any consent or approval given by the Note Trustee for the purpose of this deed, the Conditions and any Transaction Document may be given on any terms and subject to any conditions as the Note Trustee thinks fit and despite anything to the contrary contained in this deed, any Transaction Document or the Conditions may be given retrospectively.

      (m) The Note Trustee shall not (unless and to the extent ordered so to do by a court of competent jurisdiction) be required to disclose to any Offshore Noteholder or any Mortgagee, any confidential financial, price sensitive or other information made available to the Note Trustee by the Trustee or any other person in connection with the trusts of this deed and no Offshore Noteholder shall be entitled to take any action to obtain from the Note Trustee any such information.

      (n) Where it is necessary or desirable for any purpose in connection with this deed to convert any sum from one currency to another it shall (unless otherwise provided by this deed or required by law) be converted at the rate or rates, in accordance with the method and as at the date for the determination of the rate of exchange, as may be agreed by the Note Trustee in consultation with the Trustee and the Trust Manager as relevant and any rate, method and date so agreed shall be binding on the Trustee, the Offshore Noteholders.

      (o) The Note Trustee may certify whether or not any of the events set out in paragraphs (b) to (e) of the relevant Condition 9 or any breach under clause 8 of the Security Trust Deed is in its opinion materially prejudicial to the interests of the relevant Offshore Noteholders and may certify, in relation to the event set out in paragraph (a) of the relevant Condition 9 in relation to any payment of interest on the Offshore Notes that the Trustee had, on the due date for payment of the amount of interest in question, sufficient cash to pay, in accordance with the provisions of the Series Notice or the Security Trust Deed, all interest (after payment of all sums which are permitted under the Series Notice or the Security Trust Deed to be paid in priority to or pari passu with them) and that certificate shall be conclusive and binding upon the Trustee, the Offshore Noteholders. The Note Trustee shall have no liability to the Trustee, any Offshore Noteholder or any other person

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            in relation to any such certificate or in relation to any delay or omission in providing certificate. In giving any certificate relating to paragraph (a) of the relevant Condition 9, the Note Trustee may rely on any determination made by any independent accountants of recognised standing in Australia and any such determination shall be conclusive and binding on the Trustee and the Offshore Noteholders.

      (p) The Note Trustee shall not be bound to take any steps to ascertain whether any event, condition or act, the happening of which would cause a right or remedy to become exercisable by the Note Trustee under this deed or by the Trustee under any of the Transaction Documents has happened or to monitor or supervise the observance and performance by the Trustee or any of the other parties thereto of their respective obligations thereunder and, until it shall have actual knowledge or express notice to the contrary the Note Trustee shall be entitled to assume that no such event, condition or act has happened and that the Trustee and each of the other parties thereto are observing and performing all their respective obligations thereunder.

      (q) The Note Trustee shall not be responsible for recitals, statements, warranties or representations of any party contained in any Transaction Document or other document entered into in connection with it and shall assume its accuracy and correctness and its execution, legality, effectiveness, adequacy, genuineness, validity or enforceability or admissibility in evidence of that agreement or other document or any security constituted by them, and the Note Trustee may accept without enquiry, requisition or objection all title as the Trustee may have to any of the Mortgaged Property or as any other person may have to any other security charged from time to time to the Note Trustee and shall not be bound to investigate or make any enquiry in the title of the Trustee to any of the Mortgaged Property or the title of any other person to any other security charged from time to time to the Note Trustee whether or not any default or failure is or was known to the Note Trustee or might be, or might have been, discovered upon examination inquiry or investigation and whether or not capable of remedy. Notwithstanding the generality of the foregoing each Offshore Noteholder is solely responsible for making its own independent appraisal of and investigation into the financial condition, creditworthiness, condition, affairs, status and nature of the Trustee and the Note Trustee shall not at any time have any responsibility for the same and no Offshore Noteholder or Couponholder shall rely on the Note Trustee in that respect.

      (r) The Note Trustee shall not be liable for any failure, omission or defect in or filing or procuring registration or filing of or otherwise protecting or perfecting the Security Trust Deed or the Mortgaged Property or any other security or failure to call or delivery of documents of title to the Mortgaged Property or any other security or to require any further assurances in relation to any property or assets comprised in the Mortgaged Property or any other security.

      (s) The Note Trustee shall not be obliged (whether or not directed to do so by the Offshore Noteholders) to direct the Security Trustee to perfect legal title to any Purchased Receivable Security if, in the opinion of the Note Trustee, that perfection would or might result in the Note Trustee becoming liable to or incurring any obligation to any Borrower under a Purchased Receivable Security and, in its opinion, there is or would be insufficient cash to discharge, in accordance with the provisions of the Security Trust Deed, that liability or obligations as and when they arise. Notwithstanding the generality of the foregoing, the Note Trustee shall have no responsibility or liability for the payment of any fees for the registration of any Receivable Security in Australia or for any related legal, administrative or other fees, costs and expenses (including, but not limited to, any proper disbursements and any value added tax).

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      (t)   The Note Trustee shall, as regards all the powers, trusts, authorities, duties and discretions vested in it by this deed, the Transaction Documents or the Offshore Notes (including the Conditions), except where expressly provided otherwise have regard to the interests of the Class A Noteholders and the Class B Noteholders, except that where the Note Trustee is required by this deed, the Transaction Documents or the Offshore Notes (including the Conditions) to have regard to the interests of the Class A Noteholders and the Class B Noteholders and where, in the opinion of the Note Trustee, there is a conflict between the interests of the Class A Noteholders and the interests of the Class B Noteholders the Note Trustee shall, despite anything to the contrary contained in this deed, the Transaction Documents or the Offshore Notes (including the Conditions), have regard only to the interests of the Class A Noteholders and the Class B Noteholders who shall have no claim against the Note Trustee for so doing.

      (u) Without prejudice to the provisions of any Transaction Document, the Note Trustee shall not be under any obligation to insure any of the Mortgaged Property (or any other property) or any deeds or documents of title or other evidence relating to that property and shall not be responsible for any loss, expense or liability which may be suffered as a result of the lack of or inadequacy of any that insurance.

      (v) The Note Trustee shall not be responsible for any loss, expense or liability occasioned to the Mortgaged Property or any other property or in respect of all or any of the moneys which may stand to the credit of the Collection Accounts from time to time however caused (including any bank, broker, depositary, warehouseman or other intermediary or any clearing system or its operator acting in accordance with or contrary to the terms of any of the Transaction Documents or otherwise), unless that loss is occasioned by the wilful neglect or misconduct or fraud of the Note Trustee.

      (w) The Note Trustee has no responsibility whatsoever to the Trustee or any Offshore Noteholder as regards any deficiency or additional payment, as the case may be, which might arise because the Note Trustee or the Trustee is subject to any Tax in respect of the Mortgaged Property, the Security Trust Deed or any other security or any income or any proceeds from them.

      (x) No provision of this deed requires the Note Trustee to do anything which may be illegal or contrary to applicable law or regulation or expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties, or in the exercise of any of its rights or powers, if it has reasonable grounds to believe that repayment of those funds or adequate indemnity against that risk or liability is not assured to it. Without limitation nothing contained in this deed imposes any obligation on the Note Trustee to make any further advance to a Borrower or to borrow any moneys under a Transaction Document or to maintain, protect or preserve any moneys standing to the credit of the Collection Account.

      (y) The Note Trustee is not responsible for the genuineness, validity, effectiveness or suitability of any of the Transaction Documents or any of the Mortgages, Charges or other documents entered into in connection with them or any Mortgage Insurance Policy or any other document or any obligation or rights created or purported to be created by them or under them or any Security Interest or the priority of constituted by or purported to be constituted by or pursuant to that Security Interest, nor shall it be responsible or liable to any person because of any invalidity of any provision of those documents or the unenforceability of those documents, whether arising from statute, law or decision of any court and (without limitation) the Note Trustee shall not be responsible for or have any duty to make any investigation in respect of or in any way be liable whatsoever for:

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            (i)   the nature, status, creditworthiness or solvency of any
                  Borrower or any other person or entity who has at any time provided any security or support whether by way of Guarantee, Security Interest or otherwise in respect of any advance made to any Borrower;

            (ii) the execution, legality, validity, adequacy, admissibility in evidence or enforceability of any Mortgage or Loan or any other document entered into in connection with them;

            (iii) the title, ownership, value, sufficiency or existence of any
                  Land, Mortgaged Property, any Mortgage Insurance Policy;

            (iv) the registration, filing, protection or perfection of any Mortgage or the priority of the security created under a Mortgage whether in respect of any initial advance or any subsequent advance or any other sums or liabilities;

            (v) the scope or accuracy of any representations, warranties or statements made by or on behalf of any Borrower in any application for any advance or in any Mortgage or Loan or in any document entered into in connection with them;

            (vi) the performance or observance by any Borrower or any other person of any provisions of any Mortgage or Loan or in any document entered into in connection with them or the fulfilment or satisfaction of any conditions contained in them or relating to them or as to the existence or occurrence at any time of any default, event of default or similar event contained in them or any waiver or consent which has at any time been granted in relation to any of the above;

            (vii) the existence, accuracy or sufficiency of any legal or other opinions, searches, reports, certificates, valuations or investigations delivered or obtained or required to be delivered or obtained at any time in connection with any Mortgage or Loan;

            (viii)the title of the Trustee to any Mortgage, Loan or other
                  Mortgaged Property;

            (ix) the suitability, adequacy or sufficiency of any guidelines under which Loans are entered into or compliance with those guidelines or compliance with any applicable criteria for any further advances or the legality or ability or enforceability of the advances or the priority of the Mortgage in relation to the advances;

            (x) the compliance of the provisions and contents of and the manner and formalities applicable to the execution of the Mortgages and Loans and any documents connected with them or the making of any advance intended to be secured by them or with any applicable laws or regulations (including Consumer Credit Legislation);

            (xi) the failure by any Approved Seller, the Trustee, the Servicer or the Trust Manager to obtain or comply with any Authorisation in connection with the origination, sale, purchase or administration of any of the Mortgages or Loans or the making of any advances in connection with them or the failure to effect or procure registration of or to give notice to any person in relation to or otherwise protect the security created or purported to be

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                  created by or pursuant to any of the Mortgages or Loans or other documents entered into in connection with them;

            (xii) the failure to call for delivery of documents of title to or require any transfers, legal mortgages, charges or other further assurances in relation to any of the assets the subject matter of any of the Transaction Documents or any other document;

           (xiii) any accounts, books, records or files maintained by any Approved Seller, the Servicer, the Trustee, the Trust Manager or any other person in respect of any of the Mortgages or Loans; or

            (xiv) any other matter or thing relating to or in any way connected with any Mortgage or Loans or any document entered into in connection with them whether or not similar to the above.

      (z) The Note Trustee is not liable or responsible for any loss, cost, damages, expenses or inconvenience which may result from anything done or omitted to be done by it in accordance with the provisions of this deed, any Transaction Document or any other document or as a consequence of or in connection with it being held or treated as, or being deemed to be, a creditor, for the purposes of the Consumer Credit Legislation, in respect of any of the Mortgages.

      (aa) In connection with any proposed modification, waiver, authorisation or determination permitted by this deed, the Note Trustee shall not have regard to the consequences thereof for individual Offshore Noteholders or Couponholders resulting from their being for any purpose domiciled or resident in, or otherwise connected with, or subject to, the jurisdiction of any particular territory.

      (ab) The Note Trustee shall have no responsibility for the maintenance of any rating of the Offshore Notes by a Designated Rating Agency or any other credit-rating agency or any other person.

      (ac) The Note Trustee has no liability whatsoever for any loss, cost, damage or expenses directly or indirectly suffered or incurred by the Trustee, any Offshore Noteholder or any other person as a result of the delivery by the Note Trustee of a certificate, or the omission by it to deliver a certificate, to the Trustee as to material prejudice pursuant to the relevant Condition 9 on the basis of an opinion formed by it in good faith.

      (ad) The Note Trustee shall be under no obligation to monitor or supervise the functions of the Servicer from time to time under the terms of the Servicing Agreement or any other person under any other Transaction Document, including and is entitled, in the absence of actual knowledge of a breach of duty or obligation, to assume that the Servicer is properly performing its obligations in accordance with the provisions of the Servicing Agreement or that any other person is properly performing its obligations in accordance with each other Transaction Document, as the case may be.

      (ae) The Note Trustee acknowledges that the Trust Manager is responsible, under the Series Notice, for calculating all amounts referred to in clause 6.2 of the Series Notice (other than calculations required to be made by the Agent Bank under the Agency Agreement) and the Note Trustee has no liability in respect of these calculations other than as a result of the negligence, bad faith or wilful default of the Note Trustee.

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14.   NOTE TRUSTEE'S LIABILITY

      Nothing in this deed shall in any case in which the Note Trustee has failed to show the degree of care and diligence required of it as trustee having regard to the provisions of this deed conferring on it any powers, authorities or discretions exempt the Note Trustee from or indemnify it against any liability for breach of trust or any liability which by virtue of any rule of law would otherwise attach to it in respect of any wilful misconduct, negligence, default, breach of duty or breach of trust of which it may be guilty in relation to its duties under this deed.

15.   DELEGATION BY NOTE TRUSTEE

      (a) The Note Trustee may whenever it thinks fit delegate by power of attorney or otherwise to any person or persons for any period (whether exceeding one year or not) or indefinitely all or any of the trusts, powers and authorities vested in the Note Trustee by this deed and that delegation may be made upon any terms and subject to any conditions (including power to sub-delegate) and subject to any regulations as the Note Trustee may in the interests of the Offshore Noteholders think fit.

      (b) If the Note Trustee exercises reasonable care in the selection of a delegate under paragraph (a), the Note Trustee shall not be in any way responsible for any loss incurred by reason of any misconduct or default on the part of any delegate or sub-delegate. The Note Trustee must within a reasonable time prior to any delegation or any renewal, extension or termination of any delegation give notice of it to the Trustee.

16.   EMPLOYMENT OF AGENT BY NOTE TRUSTEE

      The Note Trustee may in the conduct of the trusts of this deed instead of acting personally employ and pay an agent, whether being a lawyer or other professional person, to transact or concur in transacting any business and to do or concur in doing all acts required to be done in connection with the trusts of this deed. If the Note Trustee exercises reasonable care in the selection of that agent, the Note Trustee shall not in any way be responsible for any loss incurred by reason of any misconduct or default on the part of that agent.

      Any trustee of this deed which is a lawyer, accountant, broker or other person engaged in any profession or business is entitled to charge and be paid all usual professional and other charges for business transacted and acts done by him or his firm in connection with the trusts of this deed and also his reasonable charges in addition to disbursements for all other work and business done and all time spent by him or his firm in connection with matters arising in connection with this deed. Those charges will be for the account of the Note Trustee who shall be reimbursed by the Trustee under clause 12.

17.   NOTE TRUSTEE CONTRACTING WITH TRUSTEE

      Neither the Note Trustee nor any director or officer of a corporation acting as a trustee under this deed, nor the Security Trustee, is by reason of its or their fiduciary position in any way precluded from entering into or being interested in any contract or financial or other transaction or arrangement with the Trustee or any other party to any of the Transaction Documents or any person or body corporate associated with the Trustee including any contract, transaction or arrangement of a banking or insurance nature or any contract, transaction or arrangement in relation to the making of loans or the provision of financial facilities to or the purchase, placing or underwriting of or subscribing or procuring subscriptions for or otherwise acquiring holding or dealing with the Offshore Notes, or any of them, or any other bonds, stocks, shares, debenture stock, debentures, notes or other securities of the Trustee or any other party to any of the Transaction Documents or any related person or body corporate or from accepting or holding the trusteeship of any other

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      trust deed constituting or securing any other securities issued by or relating to the Trustee or any other party to any of the Transaction Documents or any related person or body corporate or any other office of profit under the Trustee or any other party to any of the Transaction Documents or any related person or body corporate and shall be entitled to retain and shall not be in any way liable to account for any profit made or share of brokerage or commission or remuneration or other benefit received or in connection with any of those arrangements.

18.   WAIVER

      (a) The Note Trustee may without prejudice to its rights in respect of any subsequent breach, condition, event or act from time to time and at any time (but only if, and in so far as, in its opinion the interests of any of the Offshore Noteholders are not materially prejudiced), waive or authorise on any terms and subject to any conditions as it sees fit and proper:

            (i) any breach or proposed breach by the Trustee of any of the covenants or provisions contained in this deed or in the Offshore Notes (including the Conditions) or any other Transaction Document; or

            (ii) determine that any condition, event or act which constitutes, or which with the giving of notice, the lapse of time or the issue of a certificate would constitute, but for that determination, an Event of Default shall not, or shall not subject to specified conditions, be so treated for the purposes of this deed, but the Note Trustee shall not exercise any powers conferred on it by this clause in contravention of any express direction given in writing by holders of Offshore Notes representing at least 75% of the aggregate Invested Amount of the Offshore Notes or by a request under the relevant Condition 10(d) (being, in the case of a direction or request of the Class B Noteholders, a request or direction which is binding on the Note Trustee in accordance with clause 7.1). No direction or request shall affect any waiver, authorisation or determination previously given or made.

      (b) Any waiver, authorisation or determination under this clause is binding on the Offshore Noteholders and if, but only if, the Note Trustee so requires, shall be notified by the Trustee to the Offshore Noteholders in accordance with the relevant Condition 12 as soon as practicable.

19.   AMENDMENT

19.1  Approval

      The Note Trustee, the Trust Manager and the Trustee may, following giving notice to each Designated Rating Agency, by way of supplemental deed alter, add to or modify this deed (including this clause 19), the Conditions (other than any provision of this deed or the Conditions referred to in that proviso) and this clause or any Transaction Document so long as that alteration, addition or modification is:

      (a) to correct a manifest error or ambiguity or is of a formal, technical or administrative nature only;

      (b) in the opinion of the Note Trustee necessary to comply with the provisions of any law or regulation or with the requirements of any Government Authority;

      (c) in the opinion of the Note Trustee appropriate or expedient as a consequence of an amendment to any law or regulation or altered requirements of any Government


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            Agency (including, without limitation, an alteration, addition or modification which is in the opinion of the Note Trustee appropriate or expedient as a consequence of the enactment of a law or regulation or an amendment to any law or regulation or ruling by the Commissioner or Deputy Commissioner of Taxation or any governmental announcement or statement, in any case which has or may have the effect of altering the manner or basis of taxation of trusts generally or of trusts similar to the Trust); or

      (d) in the opinion of the Note Trustee neither materially prejudicial nor likely to be prejudicial to the interest of the Offshore Noteholders as a whole or any Class of Offshore Noteholder or,

      and in the manner, and to the extent, permitted by the Transaction Documents.

19.2  Resolution of Offshore Noteholders

      Where in the opinion of the Note Trustee a proposed alteration, addition or modification to this deed, other than an alteration, addition or modification referred to in clause 19.1, is materially prejudicial or likely to be materially prejudicial to the interest of Offshore Noteholders as a whole or any class of Offshore Noteholders, or the Note Trustee, the Trust Manager and the Trustee may make that alteration, addition or modification if sanctioned in writing by holders of at least 75% of the aggregate Invested Amount of the Class A Notes or the Class B Notes, as appropriate.

19.3  Distribution of amendments

      The Trust Manager shall distribute to all Offshore Noteholders a copy of any amendments made under clause 19.1 or 19.2 under the relevant Condition 12 as soon as reasonably practicable after the amendment has been made.

19.4  Amendments binding

      Any amendment under this clause is binding on the Offshore Noteholders.

19.4  Conformity with TIA

      Every amendment of this deed executed pursuant to this clause 19 shall conform to the requirements of the TIA as then in effect so long as this deed shall then be qualified under the TIA.

20.   OFFSHORE NOTEHOLDERS

20.1  Absolute Owner

      (a) The Trustee, the Trust Manager, the Security Trustee, the Note Trustee and any Paying Agent may treat the registered holders or bearer of any Definitive Note as the absolute owner of that Definitive Note (whether or not that Definitive Note is overdue and despite any notation or notice of ownership or writing on it or any notice of previous loss or theft of it or trust or other interest in
            it) for the purpose of making payment and for all purposes and none of the Trustee, the Trust Manager, the Security Trustee, the Note Trustee or the Paying Agents is affected by any notice to the contrary.

      (b) So long as the Offshore Notes, or any of them, are represented by a Book-Entry Note, the Trustee, the Trust Manager, the Note Trustee and any Paying Agent may treat the person for the time being shown in the records of the Clearing

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            Agency as the holder of any Offshore Note as the absolute owner of that Offshore Note and the Trustee, the Trust Manager, the Note Trustee and the Paying Agents are not affected by any notice to the contrary, but without prejudice to the entitlement of the registered holder the Book-Entry Note to be paid principal and interest on the Book-Entry Note in accordance with its terms. Such person shall have no claim directly against the Trustee in respect of payment due on the Offshore Notes for so long as the Offshore Notes are represented by a Book-Entry Note and the relevant obligations of the Trustee will be discharged by payment to the registered holder of the Book-Entry Note in respect of each amount so paid.

      (c) All payments made to the owner of an Offshore Note under this clause (or, in the case of a Book-Entry Note, to or to the order of the registered holder of that Book-Entry Note) shall be valid and, to the extent of the sums so paid, effective to satisfy and discharge the liability for the moneys payable upon those Offshore Notes.

      (d) Any instalment of interest or principal, payable on any Offshore Note which is punctually paid or duly provided for by the Trustee to the Paying Agent on the applicable Payment Date or Maturity Date shall be paid to the person in whose name such Offshore Note is registered on the Record Date, by cheque mailed first-class, postage prepaid, to such person's address as it appears on the Note Register on such Record Date, except that, unless Definitive Notes have been issued pursuant to clause 3.3, with respect to Offshore Notes registered on the Record Date in the name of the nominee of the Clearing Agency (initially, such nominee to be Cede & Co.), payment will be made by wire transfer in immediately available funds to the account designated by such nominee and except for the final instalment of principal payable with respect to such Offshore Note on a Payment Date or Maturity Date (and except for the redemption for any Offshore Note called for redemption pursuant to Condition 5 which shall be payable as provided below.

      (e) The principal of each Note shall be payable on each Payment Date and the Maturity Date as set forth in the Conditions. The Note Trustee shall notify the person in whose name an Offshore Note is registered at the close of business on the Record Date preceding the Payment Date on which the Trustee expects that the final instalment of principal of and interest on such Offshore Note will be paid. Such notice shall be mailed or transmitted by facsimile prior to such Final Maturity Date and shall specify that such final instalment will be payable only upon presentation and surrender of such Offshore Note and shall specify the place where such Offshore Note may be presented and surrendered for payment of such instalment. Notices in connection with redemptions of Offshore Notes shall be mailed to Noteholders as provided in clause 31.4.

20.2  Clearing Agency Certificate

      The Trustee, the Trust Manager and the Note Trustee may call for and shall be at liberty to accept and place full reliance on as sufficient evidence a certificate or letter or confirmation signed on behalf of any Clearing Agency or any form of record made by either of them to the effect that at any particular time or throughout any particular period any particular person is, was, or will be, shown in its records as entitled to a particular interest in a Book-Entry Note.

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21.   CURRENCY INDEMNITY

      Subject to this deed, the Trustee indemnifies the Note Trustee and the Offshore Noteholders and keeps them indemnified against:

      (a) any loss or damage incurred by any of them arising from the non-payment by the Trustee of any US$ due to the Note Trustee or the relevant Offshore Noteholders under this deed or the relevant Offshore Notes by reason of any variation in the rates of exchange between those used for the purposes of calculating the amount due under a judgment or order in respect of that payment, which amount is expressed in a currency other than US$, and under which the Note Trustee, the Offshore Noteholders do not have an option to have that judgment or order expressed in US$, and those prevailing at the date of actual payment by the Trustee; and

      (b) any deficiency arising or resulting from any variation in rates of exchange between:

            (i) the date (if any) as of which the non-US$ currency equivalent of the US$ amounts due or contingently due under this deed (other than this clause) or in respect of the relevant Offshore Notes is calculated for the purposes of any bankruptcy, insolvency or liquidation of the Trustee; and

            (ii) the final date for ascertaining the amount of claims in that bankruptcy, insolvency or liquidation provided that in that bankruptcy, insolvency or liquidation claims are required to be made in a currency other than US$.

                   The amount of that deficiency shall not be reduced by any variation in rates of exchange occurring between that final date and the date of any distribution of assets in connection with that bankruptcy, insolvency or liquidation.

      (c) The indemnities in this clause are obligations of the Trustee separate and independent from its obligations under the Offshore Notes and apply irrespective of any time or indulgence granted by the Note Trustee or the Offshore Noteholders from time to time and shall continue in full force and effect despite the judgment or filing of any proof or proofs in any bankruptcy, insolvency or liquidation of the Trustee for a liquidated sum or sums in respect of amounts due under this deed (other than this clause) or the Offshore Notes. Any deficiency will constitute a loss suffered by the Offshore Noteholders and no proof or evidence of any actual loss shall be required by the Trustee or its liquidator.

22.   NEW NOTE TRUSTEES

22.1  Appointment by Trustee

      The Trustee may on the recommendation of the Trust Manager at any time appoint a new note trustee of this deed who has previously been approved in writing by holders of at least 75% of the aggregate Invested Amount of the Class A Notes, or, if none of the Class A Notes remains outstanding, by approval in writing by holders of at least 75% of the aggregated Invested Amount of the Class B Notes. One or more persons may hold office as note trustee or note trustees of this deed but that note trustee or note trustees must be or include a Trust Corporation. Whenever there are more than two note trustees of this deed the majority of those note trustees are competent to execute and exercise all the duties, powers, trusts, authorities and discretions vested in the Note Trustee by this deed if a Trust Corporation is included in that majority.

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22.2  Appointment by Note Trustee

      (a) The Note Trustee may, on 30 days prior written notice to the Trustee and Trust Manager, appoint any person established or resident in any jurisdiction (whether a Trust Corporation or not) to act either as a separate note trustee or as a co-note trustee jointly with the Note
            Trustee:

            (i) if the Note Trustee considers that appointment to be in the interests of the Offshore Noteholders;

            (ii) for the purposes of conforming to any legal requirements, restrictions or conditions in any jurisdiction in which any particular act or acts is or are to be performed; or

            (iii)  for the purposes of obtaining a judgment in any jurisdiction or the enforcement in any jurisdiction of either a judgment already obtained or any of the provisions of this deed against the Trustee.

      (b) Subject to the provisions of this deed, a person appointed under paragraph (a) has all trusts, powers, authorities and discretions (not exceeding those conferred on the Note Trustee by this deed) and all duties and obligations conferred or imposed by the instrument of appointment. All rights, powers, duties and obligations conferred or imposed upon the Note Trustee shall be conferred or imposed upon and exercised or performed by the Note Trustee and such separate note trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorised to act separately without the Note Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed the Note Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Note Trustee.

      (c) The Note Trustee may remove any person appointed under this clause. The reasonable remuneration of any person appointed under this clause together with any costs, charges and expenses properly incurred by it in performing its function as note trustee or co-note trustee will be costs, charges and expenses incurred by the Note Trustee under this deed.

22.3     Notice

      (a) The Trustee shall notify the Principal Paying Agent and the Offshore Noteholders of any appointment of a new note trustee or any retirement or removal of an existing note trustee of this deed as soon as practicable after becoming aware of that appointment, retirement or removal.

      (b) The Note Trustee shall notify each Designated Rating Agency of any appointment of a new note trustee or its retirement or removal as soon as practicable.

23.   NOTE TRUSTEE'S RETIREMENT AND REMOVAL

23.1  Removal by Trustee

      The Trustee (or the Trust Manager on its behalf after advising the Trustee) may at any time terminate the appointment of the Note Trustee by giving written notice to that effect to each Designated Rating Agency and the Note Trustee with effect immediately on that notice, if any of the following occurs in relation to the Note Trustee:

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      (a)   an Insolvency Event has occurred in relation to the Note Trustee;

      (b)   the Note Trustee has ceased its business;

      (c) the Note Trustee has failed to remedy within fourteen days after prior written notice by the Trustee or Trust Manger any material breach of this deed on the part of the Note Trustee;

      (d) the Note Trustee fails to satisfy any obligation imposed on it under the TIA with respect to the Trust or this deed or comply with clause 23.6; or

      (e) the rating (if any) assigned to the long term debt obligations of the Note Trustee, or any of its holding companies is less than [*] or, having been assigned, is withdrawn by any Designated Rating Agency.

23.2  Removal by Offshore Noteholders

      The Class A Noteholders or, if none of the Class A Noteholders remains outstanding, the Class B Noteholders may resolve by written consent of the holders of at least 75% of the aggregate Invested Amount of Class A Notes or the Class B Notes, as appropriate, to require the Trustee (or the Trust Manager on its behalf) to remove the Note Trustee or note trustees for the time being of this deed.

23.3  Resignation

      Subject to this clause 23, the Note Trustee may resign its appointment under this deed at any time by giving to the Trustee, the Trust Manager and each Designated Rating Agency not less than 3 months written notice to that effect, which notice shall expire not less than 30 days before nor 30 days after any due date for payment of any Offshore Notes.

23.4  Rating Agencies approval

      Any resignation or removal of the Note Trustee and appointment of a successor note trustee will not become effective until acceptance of the appointment by that successor note trustee and confirmation by the Designated Rating Agencies that such appointment will not cause a downgrading, qualification or withdrawal of the then current ratings of the Offshore Notes.

23.5  Trust Corporation

      The Trustee undertakes that if the only Note Trustee which is a Trust Corporation retires or is removed it will use its best endeavours to appoint a new note trustee of this deed which is a Trust Corporation as soon as reasonably practicable. The retirement or removal of any Note Trustee shall not become effective until a successor Note Trustee which is a Trust Corporation is appointed.

23.6  Successor to Note Trustee

      (a) On the execution by the Trustee, the Trust Manager and any successor Note Trustee of an instrument effecting the appointment of that successor Note Trustee, that successor Note Trustee shall, without any further act, deed or conveyance, become vested with all the authority, rights, powers, trusts, immunities, duties and obligations of the predecessor Note Trustee with effect as if originally named as Note Trustee in this deed and that predecessor Note Trustee, on payment to it of the pro rata proportion of its fee and disbursements then unpaid (if any), shall have no further liabilities under this deed, except for any accrued liabilities arising from or relating to any act or omission occurring prior to the date on which the successor Note Trustee is appointed.

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      (b)   Any corporation:

            (i)   into which the Note Trustee is merged;

            (ii)  with which the Note Trustee is consolidated;

            (iii) resulting from any merger or consolidation to which the Note
                  Trustee is a party;

            (iv) to which the Note Trustee sells or otherwise transfers all or substantially all the assets of its corporate trust business,

            shall, on the date when that merger, conversion, consolidation, sale or transfer becomes effective and to the extent permitted by applicable law, become the successor Note Trustee under this deed without the execution or filing of any agreement or document or any further act on the part of the parties this deed, unless otherwise required by the Trustee or the Trust Manager, and after that effective date all references in this deed to the Note Trustee shall be references to that corporation.

23.7  Eligibility; Disqualification

      (a)   The Note Trustee shall at all times satisfy the requirements of section 310(a) of the TIA.

      (b) The Note Trustee shall have a combined capital and surplus (as those terms are used in the TIA) of at least $50,000,000 as set forth in its most recent published annual report of condition.

      (c) The Note Trustee shall comply with section 310(b) of the TIA provided that any indenture or indentures under which other securities of the Trustee are outstanding shall be excluded from the operation of section 310(b)(1) of the TIA for the purposes of paragraph (b) if the requirements for such exclusion set out in section 310(b)(1) of the TIA are met.

24.   NOTE TRUSTEE'S POWERS ADDITIONAL

      The powers conferred upon the Note Trustee by this deed shall be in addition to any powers which may from time to time be vested in the Note Trustee by the general law or as a holder of any of the Offshore Notes.

25.   SEVERABILITY OF PROVISIONS

      Any provision of this deed which is prohibited or unenforceable in any jurisdiction is ineffective as to that jurisdiction to the extent of the prohibition or unenforceability. That does not invalidate the remaining provisions of this deed nor affect the validity or enforceability of that provision in any other jurisdiction.

26.   NOTICES

26.1  General

      All notices, requests, demands, consents, approvals, agreements or other communications to or by a party to this deed:

      (a)   must be in writing;

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      (b)   must be signed by an Authorised Signatory of the sender; and

      (c)   will be taken to be duly given or made:

            (i) (in the case of delivery in person or by post) when delivered, received or left at the address of the recipient shown in clause 26.2 or to any other address which it may have notified by the recipient to the sender;

            (ii) (in the case of facsimile transmission) on receipt of a transmission report confirming successful transmission to the number shown in clause 26.2 or any other number notified by the recipient to the sender under this clause 26; and

            (iii) (in the case of a telex) on receipt by the sender of the answerback code of the recipient at the end of transmission to the number shown in clause 26.2 or any other number notified by the recipient to the sender under this clause 26,

            but if delivery or receipt is on a day on which business is not generally carried on in the place to which the communication is sent or is later than 4.00 pm (local time), it will be taken to have been duly given or made at the commencement of business on the next day on which business is generally carried on in that place.

26.2  Details

      The address, facsimile and telex of each party at the date of this deed are as follows:

      The Trustee

      WESTPAC SECURITIES ADMINISTRATION LIMITED

      Level 10
      130 Pitt Street
      SYDNEY  NSW  2000

      Tel:
      Telex:
      Fax:

      Attention:

      The Trust Manager

      WESTPAC SECURITISATION MANAGEMENT PTY LIMITED

      Level 4
      60 Martin Place
      SYDNEY  NSW  2000

      Tel:
      Telex:
      Fax:

      Attention:

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      The Principal Paying Agent

      MORGAN GUARANTY TRUST COMPANY OF NEW YORK

      Global Trust and Agency Services
      P.O. Box 161
      60 Victoria Embankment
      London EC4 OJP

      Tel:                171 325 8977
      Telex:              896631 MGT G
      Fax:                171 325 8154

      Attention:          Global Trust and Agency Services

      The Agent Bank

      MORGAN GUARANTY TRUST COMPANY OF NEW YORK

      Global Trust and Agency Services
      P.O. Box 161
      60 Victoria Embankment
      London EC4 OJP

      Tel:                171 325 8816
      Telex:              896631 MGT G
      Fax:                171 325 8293
      Attention:          Global Trust and Agency Services

      The Note Trustee

      MORGAN GUARANTY TRUST COMPANY OF NEW YORK

      Global Trust and Agency Services
      P.O. Box 161
      60 Victoria Embankment
      London EC4 OJP

      Tel:                171 325 5102
      Telex:              896631 MGT G
      Fax:                171 325 8215
      Attention:          Global Trust and Agency Services

27.   GOVERNING LAW AND JURISDICTION

      This deed is governed by the laws of New South Wales. The Trustee submits to the non-exclusive jurisdiction of courts exercising jurisdiction there.

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28.   COUNTERPARTS

      This deed may be executed in any number of counterparts. All counterparts together will be taken to constitute one instrument.

29.   LIMITED RECOURSE

29.1  General

      Clause 33 of the Master Trust Deed applies to the obligations and liabilities of the Trustee and the Trust Manager under this deed.

29.2  Liability of Trustee limited to its right to indemnity

      (a) This deed applies to the Trustee only in its capacity as trustee of the Trust and in no other capacity. A liability arising under or in connection with this deed or the Trust can be enforced against the Trustee only to the extent to which it can be satisfied out of property of the Trust out of which the Trustee is actually indemnified for the liability. This limitation of the Trustee's liability applies despite any other provision of this deed and extends to all liabilities and obligations of the Trustee in any way connected with any representation, warranty, conduct, omission, agreement or transaction related to this deed or the Trust.

      (b) The parties other than the Trustee may not sue the Trustee in any capacity other than as trustee of the Trust or seek the appointment of a receiver (except under the Security Trust Deed), or a liquidator, an administrator or any similar person to the Trustee or prove in any liquidation, administration or arrangements of or affecting the Trustee.

      (c) The provisions of this clause 29 shall not apply to any obligation or liability of the Trustee to the extent that it is not satisfied because under a Transaction Document or by operation of law there is a reduction in the extent of the Trustee's indemnification out of the Assets of the Trust as a result of the Trustee's fraud, negligence or breach of trust.

      (d) Without affecting any limit or exclusion of liability in relation to the duties, powers or obligations under the Transaction Documents of any of the Trust Manager, the Servicer, the Note Trustee, the Principal Paying Agent, the other Paying Agents or the Agent Bank (each a Relevant Party), it is acknowledged that the Trust Manager, the Servicer, the Note Trustee, the Principal Paying Agent, the other Paying Agents and the Agent Bank (each a Relevant Party) are responsible under this deed and the other Transaction Documents for performing a variety of obligations relating to the Trust. No act or omission of the Trustee (including any related failure to satisfy its obligations under this deed) will be considered fraud, negligence or breach of trust of the Trustee for the purpose of sub-paragraph (iii) to the extent to which the act or omission was caused or contributed to by any failure by any Relevant Party or any other person who provides services in respect of the Trust (other than a person who has been delegated or appointed by the Trustee and for whom the Trustee is responsible under this deed or the relevant Transaction Documents, but excluding any Relevant Party) to fulfil its obligations relating to the Trust or by any other act or omission of a Relevant Party or any other person who provides services in respect of the Trust (other than a person who has been delegated or appointed by the Trustee and for whom the Trustee is responsible under this deed or the relevant Transaction Documents, but excluding any Relevant Party).

      (e) No attorney, agent, receiver or receiver and manager appointed in accordance with this deed or any other Transaction Documents (including a Relevant Party) has

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            authority to act on behalf of the Trustee in a way which exposes the
            Trustee to any personal liability and no act or omission of any such person will be considered fraud, negligence or breach of trust of the Trustee for the purpose of sub-paragraph (iii), if the Trustee has exercised reasonable care in the selection and supervision of such a person.

29.   Unrestricted remedies

      Nothing in clause 29.2 limits any party (other than the Trustee) in:

      (a) obtaining an injunction or other order to restrain any breach of this deed by any party;

      (b)   obtaining declaratory relief; or

      (c)   in relation to its rights under the Security Trust Deed.

29.   Restricted remedies

      Except as provided in clause 29.3, no Paying Agent shall:

      (a) (judgment) obtain a judgment for the payment of money or damages by the Trustee;

      (b) (statutory demand) issue any demand under s459E(1) of the Corporations Law (or any analogous provision under any other law) against the Trustee;

      (c)   (winding up) apply for the winding up or dissolution of the Trustee;

      (d) (execution) levy or enforce any distress or other execution to, on, or against any assets of the Trustee;

      (e) (court appointed receiver) apply for the appointment by a court of a receiver to any of the assets of the Trustee;

      (f) (set-off or counterclaim) exercise or seek to exercise any set-off or counterclaim against the Trustee; or

      (g) (administrator) appoint, or agree to the appointment, of any administrator to the Trustee,

      or take proceedings for any of the above and each Paying Agent waives its rights to make those applications and take those proceedings.

30.   SUCCESSOR TRUSTEE

      The Note Trustee shall do all things reasonably necessary to enable any successor Trustee appointed under clause 24 of the Master Trust Deed to become the Trustee under this deed.

31.   OFFSHORE NOTEHOLDERS' LISTS AND REPORTS

31.1  Provision of information

      The Trustee will furnish or cause to be furnished to the Note Trustee:

      (a) every six months (with the first six month period commencing on the Closing Date) (each such date being a Notice Date), a list, in such form as the Note Trustee may

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            reasonably require, of the names and addresses of the Offshore
            Noteholders as of the Record Date immediately preceding that Notice Date; and

      (b) at such other times as the Note Trustee may request in writing, within 30 days after receipt by the Trustee of any such request, a list of similar form and content as of a date not more than 10 days prior to the time such list is furnished, provided that so long as:

      (c)   the Note Trustee is the Note Registrar; or

      (d)   the Offshore Notes are Book-Entry Notes,

      no such list shall be required to be furnished.

31.2  Preservation of Information; Communications to Offshore Noteholders

      (a) The Note Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of the Offshore Noteholders contained in the most recent list (if any) furnished to the Note Trustee as provided in clause 31.1 and, so long as it continues to act as Note Registrar, the names and addresses of Offshore Noteholders received by the Note Trustee in its capacity as Note Registrar. The Trustee may destroy any list furnished to it as provided in such clause 31.1 upon receipt of a new list so furnished.

      (b) Offshore Noteholders may communicate pursuant to section 312(b) of the TIA with other Offshore Noteholders with respect to their rights under this Deed or under the Offshore Notes.

      (c) The Trustee, Note Trustee and Note Registrar shall have the protection of section 312(c) of the TIA.

31.3  Reports by Note Trustee

      If required by section 313(a) of the TIA, within 60 days after each 30 June, beginning with 30 June 1999, the Note Trustee shall mail to each Offshore Noteholder and the Trustee as required by section 313(c) of the TIA a brief report dated as of such date that complies with section 313(a) of the TIA. The Note Trustee also shall comply with section 313(b) of the TIA. A copy of each report at the time of its mailing to Offshore Noteholders shall be filed by the Note Trustee with the Commission and each stock exchange, if any, on which the Offshore Notes are listed. The Trust Manager on behalf of the Trustee shall notify the Note Trustee if and when the Offshore Notes are listed on any stock exchange.

31.4  Notices to Offshore Noteholders; Waiver

      Where this deed provides for notice to Offshore Noteholders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class, postage prepaid to each Offshore Noteholder affected by such event, at his or her address as it appears on the Note Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Offshore Noteholders is given by mail, neither the failure to mail such notice nor any defect in any notice so mailed to any particular Offshore Noteholder shall affect the sufficiency of such notice with respect to other Offshore Noteholders, and any notice that is mailed in the manner herein provided shall conclusively be presumed to have been duly given.

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      Where this deed provides for notice in any manner, such notice may be waived in writing by any person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Offshore Noteholders shall be filed with the Note Trustee but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such a waiver.

      In case, by reason of the suspension of regular mail services as a result of a strike, work stoppage or similar activity, it shall be impractical to mail notice of any event to Offshore Noteholders when such notice is required to be given pursuant to any provision of this deed, then any manner of giving such notice as the Trustee shall direct the Note Trustee shall be deemed to be a sufficient giving of such notice.

31.5  Reports by Trustee

      The Trustee shall:

      (a) file with the Note Trustee, within 15 days after the Trustee is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) which the Trustee may be required to file with the Commission pursuant to section 13 or 15(d) of the Securities Exchange Act of 1934, as amended;

      (b) file with the Note Trustee and the Commission in accordance with rules and regulations prescribed from time to time by the Commission such additional information, documents and reports with respect to compliance by the Trustee with the conditions and covenants of this deed as may be required from time to time by such rules and regulations; and

      (c) supply to the Note Trustee (and the Note Trustee shall transmit by mail to all Offshore Noteholders described in section 313(c) of the
            TIA) such summaries of any information, documents and reports required to be filed by the Trustee pursuant to clauses (a) and (b) of this clause 31.5 as may be required by rules and regulations prescribed from time to time by the Commission.

32.   TRUST INDENTURE ACT - MISCELLANEOUS

32.1  Compliance Certificates and Opinions, etc

      (a) Upon any application or request by the Trustee to the Note Trustee to take any action under any provision of this deed, the Trustee shall furnish to the Note Trustee:

            (i) an Officer's Certificate stating that all conditions precedent, if any, provided for in this deed relating to the proposed action have been complied with;

            (ii) an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with; and

            (iii) (if required by the TIA) an Independent Certificate from a firm of certified public accountants meeting the applicable requirements of section 314(c)(3) of the TIA, except that, in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this deed, no additional certificate or opinion need be furnished.

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            (b)(i)Prior to the deposit of any property or securities with the Trustee that is to be made the basis for the release of any property or securities subject to the Security Interest created by the Security Trust Deed, the Trustee shall, in addition to any obligation imposed in clause 32.1(a) or elsewhere in this deed, furnish to the Note Trustee an Officer's Certificate certifying or stating the opinion of each person signing such certificate as to the fair value (within 90 days of such deposit) of the property or securities to be so deposited.

            (ii) Whenever any property or securities are to be released from the Security Interest created by the Security Trust Deed, the Trustee shall also furnish to the Note Trustee an Officer's Certificate certifying or stating the opinion of each person signing such certificate as to the fair value (within 90 days of such release) of the property or securities proposed to be released and stating that in the opinion of such person the proposed release will not impair the security under the Security Trust Deed in contravention of the provisions of the Security Trust Deed or this deed.

            (iii) Whenever the Trustee is required to furnish to the Note
                  Trustee an Officer's Certificate certifying or stating the opinion of any signer thereof as to the matters described in paragraphs (i) and (ii), the Trustee shall also furnish to the Note Trustee an Independent Certificate as to the same matters if the fair value of the property or securities and of all other property or securities deposited or released from the Security Interest created by the Security Trust Deed since the commencement of the then current calendar year, as set forth in the certificate required by clause (ii) and this clause
                  (iii), equals 10% or more of the Total Invested Amount of the Notes, but such certificate need not be furnished in the case of any release of property or securities if the fair value thereof as set forth in the related Officer's Certificate is less than $25,000 or less than one percent of the then Total Invested Amount of the Notes.

                  Notwithstanding any other provision of this clause, the Trustee may:

                  (A) collect, liquidate, sell or otherwise dispose of Receivables or other Assets of the Trust as and to the extent permitted or required by the Transaction Documents; and

                  (B) make cash payments out of the [Trust Accounts] as and to the extent permitted or required by the Transaction Documents.

      (c) Every Officer's Certificate or opinion with respect to compliance with a condition or covenant provided for in this deed shall include:

            (i) a statement that each signatory of such certificate or opinion has read or has caused to be read such covenant or condition and the definitions herein relating thereto;

            (ii) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

            (iii) a statement that, in the opinion of each such signatory, such signatory has made such examination or investigation as is necessary to enable such signatory to express an informed opinion as to whether or not such covenant or condition has been complied with; and

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                                                                         Page 43
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            (iv)  a statement as to whether, in the opinion of each such signatory such condition or covenant has been complied with.

32.2  Undertaking for Costs

      (a) Subject to paragraph (b), all parties to this deed agree, and each Offshore Noteholder by such Offshore Noteholder's acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this deed, or in any suit against the Note Trustee for any action taken, suffered or omitted by it as the Note Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defences made by such party litigant.

      (b)   The provisions of this clause shall not apply to:

            (i)   any suit instituted by the Note Trustee;

            (ii) any suit instituted by any Offshore Noteholder, or group of Offshore Noteholders in each case holding in the aggregate more than 10% of the aggregate Invested Amount of the Offshore Notes; or

            (iii) any suit instituted by any Offshore Noteholder for the enforcement of the payment of principal or interest on any Offshore Note on or after the respective due dates expressed in such Offshore Note and in this deed (or, in the case of final redemption of a Offshore Note, on or after the Final Maturity Date).

32.3  Exclusion of section 316

      (a)   Section 316(a)(1) of the TIA is expressly excluded by this deed.

      (b) For the purposes of section 316(a)(2) of the TIA in determining whether any Offshore Noteholders have concurred in any relevant direction or consent, Notes owned by the Trustee or by any Associate of the Trustee, shall be disregarded, except that for the purposes of determining whether the Note Trustee shall be protected in relying on any such direction or consent, only Offshore Notes which the Note Trustee knows are so owned shall be so disregarded.

32.4 Unconditional Rights of Offshore Noteholders to Receive Principal and Interest

      Notwithstanding any other provisions in this deed, any Offshore Noteholder shall have the right, which is absolute and unconditional, to receive payment of the principal of and interest, if any, on such Offshore Note on or after the respective due dates thereof expressed in such Offshore Note or in this deed (or, in the case of final redemption of a Offshore Note, on or after the Final Maturity Date) and to institute suit for the enforcement of any such payment, and such right shall not be impaired without the consent of such Offshore Noteholder, except to the extent that this deed contains provisions limiting or denying the right of any Offshore Noteholder to institute any such suit, if and to the extent that the institution or prosecution thereof or the entry of judgment therein would, under applicable law, result in the surrender, impairment, waiver, or loss of the Security Interest created by the Security Trust Deed upon any property subject to such Security Interest.

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                                                                         Page 44
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32.5  Conflict with Trust Indenture Act

      If any provision hereof limits, qualifies or conflicts with another provision hereof that is required to be included in this indenture by any of the provisions of the Trust Indenture Act, such required provision shall prevail.

      The provisions of section 310 to 317 (inclusive) of the TIA that impose duties on any person (including the provisions automatically deemed included herein unless expressly excluded by this deed) are a part of and govern this deed, whether or not contained herein.

33.   CONSENT OF OFFSHORE NOTEHOLDERS

33.1  General

      Except as expressly provided in elsewhere in this deed or in clause 33.2 below, any action that may be taken by the Offshore Noteholders under this deed may be taken by registered holders of not less than a majority of the aggregate Invested Amount of Offshore Notes or the relevant Class of Offshore Notes, as applicable.

33.2  Special Written Approvals

      (a) The following matters are only capable of being effected by the approval in writing of holders of at least 75% of the aggregate Invested Amount of the Class A Notes or the Class B Notes, as appropriate namely:

            (i) modification of the date fixed for final maturity of the Class A Notes or the Class B Notes;

            (ii) reduction or cancellation of the principal payable on the Class A Notes or the Class B Notes or any alteration of the date or priority of redemption of the Class A Notes or the Class B Notes;

            (iii) alteration of the amount of interest payable on any class of the Class A Notes or the Class B Notes or modification of the method of calculating the amount of interest payable on the Class A Notes or the Class B Notes or modification of the date of payment of an, interest payable on the Class A Notes or the Class B Notes;

            (iv) alteration of the currency in which payments under the Class A Notes or the Class B Notes are to be made;

            (v) altering the required percentage of aggregate Invested Amount required to consent or take any action of the Offshore Notes or a Class of Offshore Notes;

            (vi)  alteration of this sub-paragraph.

      (b) Subject to paragraph (c) the Noteholders shall in addition to the powers given under this deed have the following powers if approval is given by holders of at least 75% of the aggregate Invested Amount of the Class A Notes or the Class B Notes:

            (i) power to sanction any compromise or arrangement proposed to be made between the Trustee and the Class A Noteholders or the Class B Noteholders;

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                                                                         Page 45
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            (ii)   power to sanction any abrogation, modification, compromise or arrangement in respect of the rights of the Class A Noteholders or the Class B Noteholders, as the case may be, against the Trustee or against any of its property or against any other person whether such rights shall arise under these presents, any of the Notes or otherwise;

            (iii) power to assent to any modification of the provisions contained in these presents, the Class A Notes or the Class B Notes, as the case may be, (including the Conditions) or the provisions of any of the Relevant Documents which shall be proposed by the Trustee or the Note Trustee;

            (iv) power to give any authority or sanction which under the provisions of these presents or the Class A Notes or the Class B Notes, as the case may be, (including the Conditions) is required to be given by, in writing by holders of at least 75% of the aggregate Invested Amount of the Class A Notes or the Class B Notes as appropriate;

            (v) power to approve of a person to be appointed a trustee and power to remove any trustee or trustees for the time being under this deed;

            (vi) power to discharge or exonerate the Note Trustee from all liability in respect of any act or omission for which the Note Trustee may have become responsible under this deed or under the Class A Notes or the Class B Notes;

            (vii) power to authorise the Note Trustee to concur in and execute and do all such deeds, instruments, acts and things as may be necessary to carry out and give effect to the approval in writing by holders of at least 75% of the aggregate Invested Amount of the Class A Notes or the Class B Notes as appropriate;

            (viii) power to sanction any scheme or proposal for the exchange or sale of the Class A Notes or the Class B Notes, as the case may be, for, or the conversion of the Class A Notes or the Class B Notes, as the case may be, into, or the cancellation of the Class A Notes or the Class B Notes, as the case may be, in consideration of shares, stock, notes, bonds' debentures, debenture stock and/or other obligations and/or securities of the Trustee or of any other company formed or to be formed, or for or into or in consideration of cash, or partly for or into or in consideration of such shares, stock, notes, bonds, debenture stock and/or other obligations and/or securities as aforesaid and partly for or into or in consideration of cash.

      (c) Despite paragraph (b) no approval in writing by the holders of at least 75% of the aggregate Invested Amount of the Class B Noteholders shall be effective unless:

            (i) the Note Trustee is of the opinion that it will not be materially prejudicial to the interests of the Class A Noteholders; or

            (ii) it is sanctioned by approval in writing by the holders of at least 75% of the aggregate Invested Amount of the Class A Notes; or

            (iii)  none of the Class A Notes remains outstanding.

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                                                                         Page 46
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33.3  Requirement for writing

      Except as expressly provided elsewhere in this deed, all notices and consents from Offshore Noteholders and Offshore Note Owners shall be delivered in writing. Any solicitation of such notices or consent shall be in writing and be delivered by the Trustee, Trust Manager or Note Trustee, as applicable, seeking such notice or consent form the Offshore Noteholders or Offshore Note Owners to the Principal Paying Agent, who shall deliver the foregoing to the appropriate Classes of Offshore Noteholders or Offshore Note Owners. With respect to any solicitation of approval of Offshore Noteholders, the record date for determining Offshore Noteholders with respect to such solicitation shall be the date upon which the Principal Paying Agent distributes such notices or solicitation to the Offshore Noteholders.

EXECUTED as a deed in [*].

Each attorney executing this deed states that he has no notice of revocation or suspension of his power of attorney.

TRUSTEE

SIGNED on behalf of                       )
WESTPAC SECURITIES                        )
ADMINISTRATION LIMITED                    )
by its attorney                           )
in the presence of:                       )     ________________________________
                                                Signature

_____________________________________           ________________________________
Witness                                         Print name

_____________________________________
Print name


TRUST MANAGER

SIGNED on behalf of                       )
WESTPAC SECURITISATION                    )
MANAGEMENT PTY LIMITED by its             )
in the presence of:                       )     ________________________________
                                                Signature

_____________________________________           ________________________________
Witness                                         Print name

_____________________________________
Print name


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

                                                                              47
--------------------------------------------------------------------------------


NOTE TRUSTEE

SIGNED on behalf of                       )
MORGAN GUARANTY TRUST                     )
COMPANY OF NEW YORK                       )
by its attorney                           )
in the presence of:                       )     ________________________________
                                                Signature

_____________________________________           ________________________________
Witness                                         Print name

_____________________________________
Print name


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

--------------------------------------------------------------------------------

                                   SCHEDULE 1

FORM  OF CLASS A/CLASS B* BOOK-ENTRY NOTE

REGISTERED                                               CUSIP NO.
No. R-                                                   ISIN No.
                                                         Common Code

Unless this Note is presented by an authorised representative of The Depository Trust Company, a New York corporation (DTC), to the Issuer or its agent for registration of transfer, exchange or payment, and any Note issued is registered in the name of Cede & Co. or in such other name as is requested by an authorised representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorised representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

THE PRINCIPAL OF THIS NOTE IS PAYABLE IN INSTALMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

CLASS B*:  THIS NOTE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A NOTES AS
           DESCRIBED IN THE TRANSACTION DOCUMENTS.

                    WESTPAC SECURITIES ADMINISTRATION LIMITED
                                (ACN 000 049 472)
   (a limited liability company incorporated under the law of New South Wales,
                                   Australia)

           in its capacity as trustee of the Series 1998-1G WST Trust

                        CLASS A/CLASS B* BOOK-ENTRY NOTE

                                  representing

                                  US$[number]**

          Class A/Class B* Mortgage Backed Floating Rate Notes Due [ ]

This Note is a Class A/Class B* Book-Entry Note without principal or interest in respect of a duly authorised issue of Notes of Westpac Securities Administration Limited in its capacity as trustee of the Series 1998-1G WST Trust (the "Trust") (the "Issuer"), designated as specified in the title above (the "Notes"), in an initial aggregate principal amount of

                              [     ]** (US$ [     ])**

and (a) constituted by a Master Trust Deed (the "Master Trust Deed") dated 14 February 1997 between the Issuer and Westpac Securitisation Management Pty Limited (the "Trust Manager"), by a Series Notice (the "Series Notice") dated [*] 1998 between (among others) the Issuer, Morgan Guaranty Trust Company of New York, London office (the note trustee for the time being referred to as the "Note Trustee") as trustee for the holders for the time being of the Class A Notes (the "Class A Noteholders") and the holders for the time being of the Class B Notes (the "Class B Noteholders", and together with the Class A Noteholders the "Noteholders") and the Trust Manager, and by these

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

Conditions; (b) issued subject to a Note Trust Deed dated [*] 1998 (the "Note Trust Deed") between the Issuer, the Trust Manager and the Note Trustee; and (c) secured by a Security Trust Deed (the "Security Trust Deed") dated [*] 1998 between the Issuer, the Trust Manager, the Note Trustee and Perpetual Trustee Company Limited (ACN 000 001 007) (the "Security Trustee", which expression shall include its successor for the time being as security trustee under the Security Trust Deed). References to the Conditions (or to any particular numbered Condition) shall be to the Terms and Conditions of the Class A/Class B* Notes (or that particular one of them) set out in Schedule 2/3* to the Note Trust Deed but with the deletion of those provisions which are applicable only to Class A/Class B* Notes in definitive form. Terms and expressions defined in the Note Trust Deed and the Conditions shall, save as expressly stated otherwise, bear the same meanings when used herein.

If the Issuer is obliged to issue Definitive Notes under Clause 3.3 of the Note Trust Deed this Class A/Class B* Book-Entry Note will be exchangeable in whole at the offices of the Principal Paying Agent at 60 Victoria Embankment, London EC4Y 0JP (or such other place outside Australia and any of its respective territories and possessions and other areas subject to jurisdictions as the Note Trustee may agree) for Class A/Class B* Definitive Notes and the Issuer shall execute and procure that the Principal Paying Agent authenticates and delivers in full exchange for this Class A/Class B* Book-Entry Note, Class A/Class B* Definitive Notes in aggregate principal amount equal to the Amount of all Class A/Class B* Notes represented by this Class A/Class B* Book-Entry Note. The Issuer is not obliged to issue Definitive Notes until 30 days after the occurrence of an event set out in clause 3.3 of the Note Trust Deed.

The Issuer, in its capacity as trustee of the Trust, subject to this Class A/Class B* Book-Entry Note and subject to and in accordance with the Conditions and the Note Trust Deed promises to pay to Cede Co., or registered assigns of this Class A/Class B* Book-Entry Note the principal sum of US$[words]** (US$[number])** or such lesser amount as may from time to time be represented by this Class A/Class B* Book-Entry Note (or such part of that amount as may become repayable under the Conditions, the Series Notice and the Note Trust Deed) on such date(s) that principal sum (or any part of it) becomes repayable in accordance with the Conditions, the Series Notice and the Note Trust Deed and to pay interest in arrear on each Payment Date (as defined in Condition 4) on the Invested Amount (as defined in Condition 5(a)) of this Class A/Class B* Book-Entry Note at rates determined in accordance with Class A/Class B* Condition 4 and all subject to and in accordance with the certification requirements described in this Class A/Class B* Book-Entry Note, the Conditions, the Series Notice and the Note Trust Deed, which shall be binding on the registered holder of this Class A/Class B* Book-Entry Note (as if references in the Conditions to the Notes and the Noteholders were references to this Class A/Class B* Book-Entry Note and the registered holder of this Class A/Class B* Book-Entry Note respectively and as if the same had been set out in this Class A/Class B* Book-Entry Note in full with all necessary changes, except as otherwise provided in this Class A/Class B* Book-Entry Note).

Payments of interest on this Note due and payable on each Payment Date, together with the instalment of principal, if any, shall be payable to the nominee of the Common Depositary (initially, such nominee to be Cede & Co.). No payment of interest or principal may be made by the Issuer or any Paying Agent in the Commonwealth of Australia or its possessions or into a bank account or to an address in the Commonwealth of

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

Australia. Each of the persons appearing from time to time in the records of DTC, as the holder of a beneficial interest in a Class A/Class B* Note will be entitled to receive any payment so made in respect of that Class A/Class B* Note in accordance with the respective rules and procedures of DTC. Such persons will have no claim directly against the Issuer in respect of payments due on the Class A/Class B* Notes which must be made by the holder of this Class A/Class B* Book-Entry Note, for so long as this Class A/Class B* Book-Entry Note is outstanding.

On any payment of principal and/or interest on the Class A/Class B* Notes as set out above details of that payment shall be endorsed by or on behalf of the Issuer in the Note Register and, in the case of payments of principal, the Invested Amount of the Class A/Class B* Notes shall be reduced for all purposes by the amount so paid and endorsed in the Note Register. Any such record shall be prima facie evidence that the payment in question has been made.

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

If the Issuer is obliged to issue Definitive Notes under Clause 3.3 of the Note Trust Deed, the Book-Entry Notes will be surrendered to the Trustee by the Clearing Agency and the Clearing Agency will deliver the relevant registration instructions to the Trustee. Definitive Notes shall be executed by the Trustee and authenticated by the Principal Paying Agent and delivered as per the instructions of the Clearing Agency.

The Class A/Class B* Definitive Notes to be issued on that exchange will be in registered form each in the denomination of US$100,000 or integral multiples thereof. If the Issuer fails to meet its obligations to issue Class A/Class B* Definitive Notes, this shall be without prejudice to the Issuer's obligations with respect to the Notes under the Note Trust Deed, the Master Trust Deed, the Series Notice and this Class A/Class B* Book-Entry Note.

On an exchange of this Class A/Class B* Book-Entry Note, this Class A/Class B* Book-Entry Note shall be surrendered to the Principal Paying Agent.

This Class A/Class B* Book-Entry Note shall not become valid for any purpose unless and until the Certificate of Authentication attached has been signed by an Authorised Signatory of the Principal Paying Agent (as defined in the Series Notice).

This Class A/Class B* Book-Entry Note is governed by, and shall be construed in accordance with, the laws of New South Wales, Australia.

IN WITNESS the Issuer has caused this Class A/Class B* Book-Entry Note to be signed [manually/in facsimile] by a person duly authorised on its behalf

WESTPAC SECURITIES ADMINISTRATION LIMITED

By:      __________________________
         Authorised Signatory

IMPORTANT NOTES:

(a) The Class A/Class B* Notes do not represent deposits or other liabilities of Westpac Banking Corporation, ARBN 007 457 141 ("Westpac") or associates of Westpac.

(b) The holding of Class A/Class B* Notes is subject to investment risk, including possible delays in repayment and loss of income and principal invested.

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

(c) Neither Westpac nor any associate of Westpac in any way stands behind the capital value and/or performance of the Class A/Class B* Notes or the assets of the Trust except to the limited extent provided in the Series Notice, the Master Trust Deed, the Note Trust Deed and the other documents for the Trust.

(d) None of Westpac, the Issuer, Westpac Securitisation Management Pty Limited as servicer on behalf of the Issuer (the "Servicer") or the Trust Manager guarantees the payment of interest or the repayment of principal due on the Class A/Class B* Notes.

(e) None of the obligations of the Issuer or the Trust Manager are guaranteed in any way by Westpac or any associate of Westpac.

(f) The Issuer's liability to make payments in respect of the Class A/Class B* Notes is limited to its right of indemnity from the assets of Trust from time to time available to make such payments under the Master Trust Deed and Series Notice. All claims against the Issuer in relation to the Class A/Class B* Notes can be enforced against the Issuer only to the extent to which it can be satisfied out of the assets of the Trust out of which the Issuer is actually indemnified for the liability except in the case of (and to the extent of) any fraud, negligence or breach of trust on the part of the Issuer.

(g) The Noteholder is required to accept any distribution of moneys under the Security Trust Deed in full and final satisfaction of all moneys owing to it, and any debt represented by any shortfall that exists after any such final distribution is extinguished.

                          CERTIFICATE OF AUTHENTICATION

This Class A/Class B* Book-Entry Note is authenticated by Morgan Guaranty Trust Company of New York and until so authenticated shall not be valid for any purpose.

MORGAN GUARANTY TRUST COMPANY OF NEW YORK as Principal Paying Agent

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

                                   ASSIGNMENT

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

Social Security or taxpayer I.D. or other identifying number of assignee

________________________________________________________________________________

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

________________________________________________________________________________
                             (name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints

________________________________________________________________________________

attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated: ____________________________       ___________________________________

                                          Signature Guaranteed:

                                          ___________________________________

                                          Signatures must be guaranteed by an
                                          "eligible guarantor institution"
                                          meeting the requirements of the Note
                                          Registrar, which requirements include
                                          membership or participation in STAMP
                                          or such other "signature guarantee
                                          program" as may be determined by the
                                          Note Registrar in addition to, or in
                                          substitution for, STAMP, all in
                                          accordance with the Securities
                                          Exchange Act of 1934, as amended.

_________________________________

*/ NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular without alteration, enlargement or any change whatsoever.

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

                   WESTPAC SECURITIES ADMINISTRATION LIMITED

                                   SCHEDULE 2

               Information to be contained in Noteholder's Report

(i)      the Invested Amount and the Stated Amount of each Class of Notes;

(ii) the Interest Payments and principal distributions on each Class of Notes;

(iii)    the Available Income;

(iv)     the Total Available Funds;

(v)      the aggregate of all Redraws made during that Collection Period;

(vi)     the Redraw Shortfall;

(vii)    the Subordinated Percentage;

(viii)   the Initial Subordinated Percentage;

(ix)     the Payment Shortfall (if any);

(x) the Principal Draw (if any) for that Collection Period, together with all Principal Draws made before the start of that Collection Period and not repaid;

(xi)     the Gross Principal Collections;

(xii)    the Principal Collections;

(xiii)   the Liquidity Shortfall (if any);

(xiv)    the Remaining Liquidity Shortfall (if any);

(xv)     the Principal Charge Off (if any);

(xvi)    the Class A Percentage and the Class B Percentage;

(xvii) the Class A Bond Factor, the Class B Bond Factor, the RFS Class A Bond Factor and the RFS Bond Factor for each RFS Series (The "Bond Factor" with respect to a Class of Notes is the Initial Invested Amount of such Class less all principal payments on such Class divided by the Initial Invested Amount of such Class);

(xxviii) the Class A Charge Offs, the Class B Charge Offs, the RFS Class A
         Charge Offs, the RFS Charge Offs and the Redraw Charge Offs (if any);

(xix)    all Carryover Charge Offs (if any);

(xx)     if required, the Threshold Rate at that Collection Determination Date;

(xxi)    the Quarterly Percentage;

(xxii) LIBOR, as at the first day of the related Interest Period ending immediately after that Collection Determination Date as calculated by the Agent Bank;

(xxiii)  scheduled and unscheduled payments of principal on the Housing Loans;

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

(xxiv) aggregate Balances Outstanding of Fixed Rate Housing Loans and aggregate Balances Outstanding of Variable Rate Housing Loans; and

(xxv)    delinquency statistics with respect to the Housing Loans.

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